Exhibit 10.13

TABLE OF CONTENTS
OF LEASE BETWEEN 47.07 ASSOCIATES L.P., AS LANDLORD,
AND KEY OPTICS, INC., AS TENANT, FOR PREMISES LOCATED IN 600
CORPORATE COURT, MIDDLESEX BUSINESS CENTER,
SOUTH PLAINFIELD, NEW JERSEY

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THIS LEASE, made as of the 26 day of May, 2001, by and between 47.07 ASSOCIATES L.P., a Delaware limited partnership, having a mailing address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and KEY OPTICS, INC., a Delaware corporation, having an office at c/o Paul, Hastings, Janofsky & Walker LLC, 399 Park Avenue, New York, New York 10022 (hereinafter referred to as “Tenant”).

WITNESSETH:

WHEREAS, the Landlord is constructing or has constructed a multi-use building (hereinafter referred to as “Building”) for the purposes of office use and processing operations for distribution in conjunction with the business being conducted in the office portions of the Building, commonly known as 600 Corporate Court located within the area designated as Lot No. 47.07 (hereinafter referred to as “Lot No. 47.07”) on the attached plot plan (hereinafter referred to as “Plot Plan”) which is annexed hereto as Exhibit “A” and made a part hereof; and

WHEREAS, Landlord has constructed or may construct additional buildings on Lot No. 47.07; and

WHEREAS, Tenant is desirous of leasing from Landlord and Landlord is desirous of leasing to Tenant certain premises in the MIDDLESEX BUSINESS CENTER (hereafter referred to as “Center”) hereinafter described, upon and subject to the provisions, agreements, covenants and conditions set forth herein;

NOW, THEREFORE, it is mutually agreed as follows:

ARTICLE 1. DEMISED PREMISES AND TERM

Section 1.01.(a) In consideration of the rents and additional rents hereinafter reserved and all of the provisions, agreements, covenants and conditions hereinafter contained, Landlord hereby leases and demises to Tenant, and Tenant hereby hires, leases and takes from Landlord approximately 21,104 square feet of floor space (“Floor Space”) in the Building and loading dock facilities (“Loading Dock”), more particularly indicated and described by cross-hatching on the Plot Plan (the Floor Space and Loading Dock being hereinafter collectively referred to as the “Demised Premises”) located on Lot No. 47.07 in the Center located in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX and STATE OF NEW JERSEY, together with all improvements to be constructed thereon by the Landlord for the use of the Tenant, and all easements, tenements and appurtenances thereto.

Section 1.01.(b) The parties acknowledge that the Landlord intends to erect or has erected other buildings on Lot No. 47.07 (which may be different in design and construction from the Building) which buildings may be constructed at the sole option of Landlord. Landlord shall have sole control and discretion in connection with the scope, design and aesthetics of any such additional construction.

Section 1.01.(c) The Demised Premises are demised and let subject to (i) the existing state of the title thereof; (ii) any state of facts which an accurate survey or physical inspection thereof might disclose; (iii) all zoning regulations, restrictions, rules and ordinances now in effect or hereafter adopted by any governmental authority having jurisdiction; and (iv) any utility, sewer or drainage easements or agreements and the installations made pursuant thereto now existing or hereafter granted or installed; all without representation or warranty by Landlord, except as expressly set forth herein.

Section 1.02. As long as Tenant occupies the Demised Premises, Tenant, together with its

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employees, customers, invitees and business guests, shall have the right to use, in common with Landlord, its successors, assigns, tenants, subtenants, designees, concessionaires, licensees and any of their customers, invitees, and business guests, all of the Common Areas (as such term is defined in Section 12.01 hereof) at any time and from time to time existing within Lot No. 47.07, except for areas reserved for the exclusive use of other tenants, occupants, or designees and except for periods of time during which the Common Areas are being repaired, altered or reconstructed, provided that if any such repairs, alterations or reconstruction shall prohibit reasonable access to the Demised Premises, Landlord shall provide a reasonable substitute means of access to the Demised Premises for so long as such repairs, alterations or reconstruction prohibits use of all then existing means of access to the Demised Premises. Neither Landlord nor Tenant nor anyone holding under or through either of them shall make any charge for the use of the Common Areas to the other or to the employees, customers, invitees or business guests of Landlord or Tenant or of anyone else hereinbefore granted the right to use the Common Areas, except as provided in Article 12 of this Lease. Landlord agrees that so long as the office space to non-office space ratio within the buildings located on Lot 47.07 shall remain as it is as of the date hereof, Landlord shall maintain on Lot 47.07 a parking ratio of at least 4 spaces per 1,000 square feet of office space within the buildings located on Lot 47.07.

Section 1.03. The term (“Term”) of this Lease shall be approximately FIVE (5) years from and after the commencement date (“Commencement Date”), which date shall be: (a) the date upon which the Demised Premises are first occupied by Tenant for the conduct of Tenant’s trade and business, or (b) five (5) business days after Tenant has been given written notice from Landlord or Landlord’s agent indicating that Landlord’s Work (as hereinafter defined) is substantially complete, except for those items, the completion of which will not unreasonably interfere with Tenant’s use and occupancy of the Demised Premises as provided herein, whichever date shall first occur, and shall expire on the date (“Expiration Date”) which is the FIFTH (5th) anniversary of the last day of the calendar month in which said Commencement Date shall occur, unless sooner terminated pursuant to the terms hereof. The term “substantially complete” as used herein shall mean (a) the Demised Premises (including without limitation, entranceways, electrical, mechanical and HVAC systems) are in compliance with all applicable laws (including without limitation, the Americans with Disabilities Act of 1990) and all the building systems are operational to the extent necessary to provide service to the Demised Premises, and (b) there exists unobstructed access to the Demised Premises (excluding any non-compliance, non-operation or obstruction caused by Tenant or any of its agents, contractors, servants or employees).

Section 1.04. The parties shall, within ten (10) days following request of the other, execute a written document, in recordable form, expressing the Commencement Date and Expiration Date of the Term hereof, as such have been determined in accordance with the provisions of this Lease.

Section 1.05. The term “Lease Year” is defined to mean twelve (12) consecutive calendar months; the first Lease Year to commence on the first day of the succeeding calendar month following the Commencement Date and each succeeding Lease Year to commence on the anniversary date of the commencement of the first Lease Year. The portion of the Term prior to the first Lease Year shall be deemed a “Partial Lease Year” and any obligations of Tenant for such Partial Lease Year shall be prorated on a per diem basis.

ARTICLE 2. USE AND OPERATION

Section 2.01. Subject to the other provisions of this Lease, Tenant shall occupy and use the Demised Premises solely for office purposes and processing operations for distribution in conjunction with the business being conducted in the office portion of the Demised Premises, and for no other use. Landlord acknowledges that, subject to applicable law, the use of the Demised Premises for office purposes and processing operations may include the research, development and manufacture of fiber optic components. Tenant hereby covenants and agrees that it, its successors and assigns, or anyone holding by, through or under them, shall not use, nor permit the use of the Demised Premises for any other use or purpose except as permitted by this Section 2.01.

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ARTICLE 3. RENT

Section 3.01. The annual minimum rental from the Commencement Date and thereafter during the Term shall be the sum of TWO HUNDRED ELEVEN THOUSAND NINE HUNDRED TWO and 00/100 ($211,902.00) DOLLARS, which Tenant agrees to pay to Landlord in lawful money of the United States in equal monthly installments of SEVENTEEN THOUSAND SIX HUNDRED FIFTY EIGHT and 50/100 ($17,658.50) DOLLARS each, in advance, on the first day of each calendar month during the Term hereof at the office of Landlord or such other place or to such other person or party as Landlord may designate, without prior demand therefor and without any setoff or deduction whatsoever, except as herein provided. Annual minimum rent and additional rent shall be prorated for a fraction of a month, if any, based on the number of days within such fractional month. Unless and until otherwise designated by Landlord in writing all annual minimum rent and additional rent payable under this Lease shall be paid to National Realty & Development Corp., at 3 Manhattanville Road, Purchase, New York 10577.

Section 3.02. All taxes, charges, costs and expenses which Tenant assumes or agrees to pay under any provision of this Lease, together with any and all other sums and legal fees which may become due, by reason of any default of Tenant or failure on Tenant’s part to comply with the provisions, covenants and conditions of this Lease on Tenant’s part to be performed, and each or any of them, shall be collectible and recoverable as additional rent, and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided as in the case of nonpayment of annual minimum rent.

ARTICLE 4. SUBORDINATION

Section 4.01. This Lease and all rights of Tenant hereunder are, and shall be, subject and subordinate to any mortgages, deeds of trust (including blanket mortgages or deeds of trust covering the Demised Premises and/or the Center and/or other properties) or any other security interest which has been or which hereinafter may affect the Demised Premises, and to any ground or underlying leases of all or part of the Center, and to any renewals, modifications, consolidations, replacements and extensions thereof (hereinafter collectively referred to as “Landlord’s Financing”). Tenant acknowledges that the interest of Landlord under this Lease may be assigned by Landlord as collateral security to any of the foregoing pities holding interests to which this Lease is subject and subordinate. In the event of foreclosure of any such interest, or termination of any such ground or underlying lease, or in the event of an exercise of the power of sale under any mortgage or other security interest made by Landlord covering the premises of which the Demised Premises forms a part, Tenant shall recognize the rights of any such party under and pursuant to the provisions of such collateral assignment and/or attorn to and recognize any purchaser at a foreclosure sale of any mortgage or deed of trust or any such purchaser at a sale exercised in connection with the mortgagee’s or trustee’s remedy of power of sale pursuant to any mortgage or deed of trust affecting the Demised Premises and/or Center or any transferee who acquires the Demised Premises and/or Center by deed in lieu of foreclosure, and the successors and/or assigns of such transferee or purchaser.

Section 4.02. The provisions of Section 4.01 shall be self-operative, but Tenant covenants and agrees that it shall, within ten (10) days following request, at any time or times, execute, acknowledge and deliver to Landlord any instruments in order to subordinate this Lease and Tenant’s rights hereunder, as aforesaid, said instruments to be in the form reasonably required by any mortgagee, ground lessor or other secured party.

Section 4.03. There is no Section 4.03 to this Lease.

Section 4.04. Tenant shall, at any time and from time to time (but no more than thrice in any

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calendar year), upon not less than ten (10) business days prior notice, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not, to the best of Tenant’s knowledge, Landlord is in default in the performance of any provision, covenant or condition contained in this Lease, and if so, specifying each such default, and containing any other statements or certifications reasonably required by a mortgagee, and/or ground lessor and/or other secured party, it being intended that any statement or certification delivered pursuant to this Section may be relied upon by any party to whom it may be delivered by Landlord.

Section 4.05. The ground and underlying leases and mortgages referred to in this Article 4 to which this Lease is subject and subordinate are hereinafter sometimes called “superior leases” and “superior mortgages”, respectively, and the lessor of a superior lease, or its successor in interest at the time, is hereinafter sometimes called the “lessor” of such superior lease. No pre-payment of more than one month’s rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or by any of its predecessors in interest.

Section 4.06. Tenant agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Demised Premises and/or the Center, for accountability for any security deposit required by Landlord hereunder, unless said security deposit has actually been received by said mortgagee.

Section 4.07. Notwithstanding the provisions of this Article 4, this Lease and the rights of Tenant hereunder shall only be subject and subordinate to any superior leases or superior mortgages first entered into after the date hereof if Landlord, at no cost to Tenant, obtains for the benefit of Tenant a non-disturbance and attornment agreement from the holder of such superior mortgage, or the lessor under any such superior lease, in form and substance reasonably acceptable to Tenant and providing, among other things, that so long as Tenant is not in default under this Lease beyond any applicable notice and cure periods, then the holder or lessor, as the case may be, will not terminate this Lease or take any action to recover possession of the Demised Premises, notwithstanding any foreclosure of such superior mortgage or the termination of such superior lease (each a “Non- Disturbance Agreement”). Landlord shall use reasonable efforts to obtain a Non-Disturbance Agreement from the holder of the superior mortgage currently encumbering the Demised Premises. If Landlord shall not obtain a Non-Disturbance Agreement from the holder of the superior mortgage currently encumbering the Demised Premises within thirty (30) days of the date hereof, then Tenant shall have the right to terminate this Lease by written notice of such termination given to Landlord within ten (10) days of the last day of such thirty (30) day period (and if Tenant shall not timely give such termination notice to Landlord, then Tenant shall be deemed to have waived its right to terminate this Lease pursuant to this Section 4.07). Landlord hereby represents and warrants that, ‘ as of the date hereof, there are no superior leases affecting the Demised Premises or Lot No. 47.07.

ARTICLE 5. “AS IS”; LANDLORD’S WORK

Section 5.01. Tenant has examined the Demised Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Except as is in this Lease specifically set forth, Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Demised Premises, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Demised Premises and Tenant agrees to accept the Demised Premises “as is”, subject to Landlord’s Work and latent defects, if any. Notwithstanding the foregoing, Landlord shall, subject to Landlord’s receipt of the security deposit required of Tenant pursuant to Section 39.01 below, perform the work set forth on Exhibit B attached hereto and hereby made a part hereof (such work is herein referred to as “Landlord’s Work”).

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Section 5.02. Landlord or Landlord’s contractor may give Tenant notice that Landlord’s Work is complete to the extent that it is practicable for Tenant to enter the Demised Premises for the purpose of installing its fixtures and equipment, and if such notice shall be given, Tenant shall promptly thereafter commence such installation necessary so that Tenant may open the Demised Premises for business for the purposes set forth in the first sentence of Section 2.01 of this Lease. Subject to the foregoing provisions of this Section, Tenant shall have the right to install its fixtures and equipment during the period in which Landlord is performing Landlord’s Work, provided Tenant does not interfere with the progress of Landlord’s Work, and, further, provided, that insurance meeting the requirements of Section 7.02 is furnished to Landlord prior to any such entry. Such entry into the Demised Premises by Tenant prior to the Commencement Date is and shall be at the Tenant’s sole cost and risk, and the provisions of Section 7.01 and Section 7.02 shall be applicable during any such period prior to the Commencement Date.

Section 5.03. If Tenant claims that some or all of Landlord’s Work has not been performed by Landlord upon delivery of notice of substantial completion of Landlord’s Work, as provided herein, Tenant shall, within ten (10) business days of said date (or ten days following the date Tenant opens for the transaction of business, whichever date is sooner), submit to Landlord a written list of the work Tenant claims remains to be performed by Landlord, and Landlord shall have thirty (30) days thereafter to complete such work. If Landlord fails to complete such work, the sole remedy of Tenant shall be to complete such work and Tenant shall have the right to set off the cost thereof from the rent due Landlord in order to reimburse Tenant for the cost and expense of completion of the work. Upon written request of Landlord, Tenant will, within five (5) days following request (but not sooner than the date required by the first sentence of this Section), furnish to Landlord a written statement that Tenant is in occupancy of the Demised Premises, that Landlord’s Work has been completed in accordance with Landlord’s obligations or in lieu thereof, a list of the work Tenant claims to be incomplete.

Section 5.04. Landlord shall substantially complete Landlord’s Work on or prior to that date (the “Substantial Completion Date”) which is thirty (30) days following the date on which this Lease is executed and delivered by each of the parties hereto and Tenant has delivered to Landlord the security deposit required of Tenant under Article 39 below, provided, however, that if a building permit shall be required in order for Landlord to lawfully prosecute Landlord’s Work, then Landlord shall diligently seek to obtain the same and the Substantial Completion Date, notwithstanding anything herein to the contrary, shall be the earlier of (i) that date which is thirty (30) days following the date on which Landlord shall obtain a building permit for Landlord’s Work or (ii) September 1, 2001.

If possession of the Demised Premises (with Landlord’s Work substantially completed) shall not be delivered to Tenant on or prior to the Substantial Completion Date, Tenant shall have the right to cancel this Lease upon notice to Landlord to be given within fifteen (15) days following such date, unless possession of the Demised Premises (with Landlord’s Work substantially completed) shall be delivered to Tenant prior thereto. If Tenant shall not exercise such right of cancellation, the Substantial Completion Date shall be deemed to be automatically extended for an additional period of thirty (30) days. If possession of the Demised Premises (with Landlord’s Work substantially completed) is not delivered to Tenant prior to the expiration of such extension period, or if Tenant shall cancel this Lease pursuant to the first sentence of this paragraph, this Lease shall automatically terminate and be null and void and of no further force and effect, all monies deposited by Tenant with Landlord shall be returned to Tenant and the parties shall be mutually released of and from all rights and obligations hereunder. Tenant’s right to cancel this Lease, as provided herein, shall be Tenant’s sole remedy for Landlord’s failure to deliver possession on or before the required date.

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If the substantial completion of Landlord’s Work is delayed by reason of: (i) any act or omission of Tenant or any of its employees, agents or contractors; or (ii) any changes by Tenant in Landlord’s Work or any changes or substitutions requested by Tenant; or (iii) Tenant’s failure to furnish plans and specifications required to be furnished by Tenant, or subsequent changes thereto; or (iv) Tenant’s request for materials, finishes or installations other than Landlord’s typical building standard; or (v) the performance or incompletion of work by a party employed or retained by Tenant; then Landlord’s Work shall be deemed substantially completed (and possession of the Demised Premises deemed delivered to Tenant) on the date when Landlord’s Work would have been substantially completed but for such delay and, in addition, Tenant shall pay to Landlord all reasonable costs and damages which Landlord actually incurs by reason of such delay.

Section 5.05. If there shall be a delay in the construction, repair or restoration of Landlord’s Work, the Demised Premises or the Center or any portion thereof caused by strikes, riots, acts of God, shortages of labor or materials, national emergency, governmental restrictions, laws or regulations, the act or failure to act of Tenant, including without limitation, delays in delivering construction criteria and plan approval, or for any other cause or causes beyond Landlord’s reasonable control, at Landlord’s option such delay shall not be a violation of this Lease, and the time periods set forth in this Lease for any such work shall, at Landlord’s option, be extended for a period of time equal to the period of delay.

Section 5.06. The Plot Plan shows the approximate location of existing buildings, buildings under construction, proposed buildings and certain areas reserved for related site improvements and future construction at the option of Landlord. Landlord shall have the right to develop the Center in the manner it sees fit and in the sole and absolute discretion of Landlord; to construct or not construct any buildings other than the Building, to change the nature or identity of the occupants of any such buildings, and to vary the floor areas, stories and heights, sizes, shapes and design of any such buildings and the divisions or portions thereof. Landlord shall not construct any such buildings so as to prevent ingress to or egress from to the Demised Premises or reduce the parking available within Lot No. 47.07 to less than that required by applicable law.

ARTICLE 6. ALTERATIONS AND REPAIRS

Section 6.01.(a) No alterations or installations or additions or other improvements (herein collectively referred to as “alterations” and individually as an “alteration”) shall at any time be made by or at the instance of Tenant without Landlord’s prior written consent, such consent not to be unreasonably withheld. Landlord’s consent shall not be required for any Non-Structural Alteration (hereinafter defined) having a cost equal to or less than $20,000.00, provided Tenant gives Landlord written notice, describing in detail, such Non-Structural Alteration prior to commencing the same and delivers to Landlord a drawing showing such Non-Structural Alteration in place by Tenant’s architect, if any such drawing shall be prepared, upon the completion of such Non-Structural Alteration. A “Non-Structural Alteration” shall be an alteration or improvement to the Demised Premises which does not require the issuance of a building permit and which is not structural in nature and which does not affect any of (i) the exterior of the Building or the Demised Premises, (ii) the structural elements of the Building or the Demised Premises (such as by way of example, and not as a limitation, load bearing walls and floor slab penetrations) or (iii) the building systems (i.e., the mechanical, electrical, sanitary, heating, ventilation, air conditioning or other service systems of the Building and/or the Demised Premises). All work, repairs, and/or alterations made by or at the instance of Tenant shall be done in a good and workmanlike manner, with first class new materials, in compliance with any applicable governmental rules and regulations, and subject to Article 19 hereof, and the cost thereof shall be paid by Tenant in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor or materials supplied or claimed to have been supplied to the Demised Premises. Prior to commencing any alteration, Tenant shall give Landlord prior written notice of the date on which Tenant intends to commence such alteration, which notice shall describe the type of labor (i.e. union or non-union labor) Tenant intends to hire for such alteration. Notwithstanding anything herein to the contrary, Landlord may require Tenant

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to use union labor for all alterations performed in the Demised Premises, the Building and/or in the Center if the use of non-union labor is delaying or interfering with the progress of any construction within the Building and/or Center and/or the operation of any business in the Building and/or Center; it being acknowledged and agreed that Tenant intends to use non-union labor in connection with its initial Alterations. In the event that a labor dispute arises due to Tenant’s use of non-union labor, then Tenant shall, within twenty-four (24) hours following notice from Landlord (which may be oral or written), cause each conflicting labor to leave the Demised Premises, the Building and the Center, and thereafter Tenant shall prosecute its alterations only with local union labor. All alterations to be performed by or on behalf of Tenant (other than Landlord’s Work) shall be done in accordance with plans and specifications therefor submitted to and approved by Landlord prior to the commencement of the alteration in question, which approval shall not be unreasonably withheld. Landlord acknowledges that Tenant has informed Landlord that Tenant intends to make certain initial alterations to prepare the Demised Premises for Tenant’s use, including without limitation the installation of a class 100 “clean room” of about 2,500 square feet in the non-office portion of the Demised Premises and the installation of liquid nitrogen and liquid oxygen tanks on a concrete platform approximately 30’ by 18’ to be located outside of, but adjacent to, the Demised Premises and the installation, outside of the Demised Premises, of two closed loop chillers to be supported by four pillars each (which tanks, platform and chillers and pillars shall all be solely Tenant’s responsibility, it being agreed that Tenant shall maintain the same (and the area in which the same are located) in good order and repair and in accordance with all applicable laws and that Landlord shall have no liability or responsibility with respect to such tanks and/or platform and/or chillers and/or pillars and that such tanks, platform, chillers and pillars shall be deemed Tenant’s property and that Tenant shall remove such tanks, platform, chillers and pillars from the Center and return the area in which the same are located to such area’s condition immediately prior to the installation of the item in question upon the expiration or sooner termination of the term of this Lease). Landlord does not object to the installation of such clean room, tanks, platform chillers and/or pillars subject to the conditions and agreements set forth in the parenthetical of the immediately foregoing sentence and subject to Landlord’s receipt, review and approval of the final plans and specifications for the same. Tenant shall after the date hereof deliver a final set of plans and specifications for Tenant’s initial Alteration (the “Plans”) to Landlord. Notwithstanding any provision in the Lease to the contrary, Landlord shall approve the Plans within fifteen (15) days after receipt of the same, or designate by notice given within such time period to Tenant the specific changes reasonably required by Landlord to be made to the Plans (or the portion thereof submitted) and shall return the Plans (or portion thereof submitted), as the case may be, to Tenant. Tenant shall make the minimum change necessary in order to correct any changes to the Plans reasonably requested by Landlord and shall return the Plans (or the portion thereof) to Landlord, which Landlord shall approve or disapprove within five (5) business days after Landlord receives the revised Plans (or the portion thereof submitted). This procedure shall be repeated until all of the Plans are finally approved by Landlord and written approval of Landlord has been delivered to and received by Tenant; provided that, any failure by Landlord to approve or disapprove a submission of a portion of the Plans within the applicable time periods specified above shall be considered the deemed approval of Landlord with “respect to any such submission of Plans provided such submission was accompanied by a statement referring to this Section 6.01 (a) and stating that Landlord’s failure to respond timely would cause such submission to be deemed approved by Landlord. Notwithstanding any provision to the contrary contained in this Lease, the aforementioned process for approval shall apply to any item of Tenant’s Alterations which requires the consent of Landlord No changes shall be made in said plans and specifications nor shall there be any deviation in the prosecution of any alteration in accordance with file plans and specifications approved by Landlord without Landlord’s prior written approval. Any alterations or repairs (inclusive of paneling and other wall coverings), except Tenant’s trade fixtures and any “clean room” installed by Tenant within the Demised Premises, shall, at the option of Landlord, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises, as part thereof at the expiration or sooner termination of the Term. Notwithstanding the foregoing, unless Landlord shall advise Tenant in writing at least sixty (60) days prior to the Expiration Date that Landlord has elected that any paneling and wall-coverings installed by Tenant are to remain upon the expiration or sooner termination of the Term, Tenant shall, prior to the expiration or sooner termination of the Term, remove all paneling and wall-coverings installed by Tenant and restore the walls to which such paneling and wall-coverings had

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been attached to the condition such walls were in as of the date possession of the Demised Premises was delivered to Tenant, which restoration shall include, without limitation, re-sheetrocking, taping, spackling, priming and painting such walls (and such removal and restoration obligation shall survive the expiration or sooner termination of the Term). If Tenant is in default hereunder or is dispossessed, or vacates the premises, voluntarily or otherwise, and fails to remove any property, equipment and fixtures within ten (10) days following notice by Landlord, then and in that event, the said property, equipment and fixtures shall be deemed, at the option of Landlord, to be abandoned; or in lieu thereof, at the Landlord’s option, Landlord may remove and store or dispose . of such property and restore the Demised Premises to its condition as of the date possession of the Demised Premises had been delivered to Tenant and charge the cost and expense of removal, storage and disposal and restoration to Tenant (and Tenant’s obligation to pay such charge shall survive the expiration or sooner termination of the Term). Trade fixtures shall be defined as fixtures and equipment used by Tenant in the operation of its business, but not including any fixtures and equipment which are part of the operation of the Demised Premises or the Building, such as by way of example and not as a limitation HVAC and plumbing fixtures and equipment.

Section 6.01.(b) Prior to the commencement of any alteration for which Landlord’s consent is required and prior to the commencement of Tenant’s initial alteration, Tenant shall deliver to Landlord a sum of money equal to the estimated cost of such alteration (such sum is hereinafter referred to as the “construction security”) as security for the faithful performance and observance by Tenant of the provisions of this Lease relating to the performance of such alteration (such security shall be in addition to, and not in lieu of, any security required of Tenant under Article 39 of this Lease). In no event shall Tenant commence the performance of any alteration until such time as Landlord has received the construction security with respect to the alteration in question. Such construction security may be in the form of cash or a letter of credit. If such construction security shall be in the form of a letter of credit, such letter of credit shall be issued by a money center bank and shall name National Realty & Development Corp. as sole beneficiary and shall not expire until the Completion Date (hereinafter defined) and otherwise in such form as may be reasonably acceptable to Landlord (Tenant agreeing to extend any such letter of credit, without amendment, as may be necessary in order for such letter of credit to remain in effect until the Completion Date and if renewal of said letter of credit is required in order to maintain such letter of credit in effect until the Completion Date, then Tenant shall renew the letter of credit and deliver evidence of such renewal to Landlord no later than that date which is thirty (30) days prior to the expiration date (prior to such renewal) of such letter of credit). The letter of credit shall provide that it may be presented for payment either at the counters of a branch of the issuing bank located in the New York City Metropolitan area or by mail at a specified branch of the issuing bank within the continental United States. Landlord shall be able to draw upon the letter of credit at any time Landlord is entitled to draw on the construction security in accordance with Section 6.01(c). The letter of credit shall provide that partial drawings shall be permitted. Said letter of credit shall specifically provide that Landlord and National Realty & Development Corp. will receive not less than thirty (30) days written notice of the election of the issuing bank to not renew the same. If the issuing bank shall not renew the same, Landlord shall have the right to draw on the letter of credit for the full amount and hold such amounts as cash security under this Section 6.01.

Section 6.01.(c) Landlord may draw upon the construction security at any time if Tenant has vacated, abandoned or deserted the alteration in question or Tenant has failed to pay the cost of such alteration or any portion thereof. Landlord shall be entitled to draw on the construction security to the extent of the amount required, as determined by Landlord, to either (i) complete all or any portion of the alteration in question; or (ii) demolish all or any portion of the alteration in question and restore all or any portion of the Demised Premises to its condition as of the date possession of the Demised Premises was delivered to Tenant; or (iii) pay-off any liens placed upon the Demised Premises, the Building or the Center resulting from the Tenant’s alterations in question. If, due to Tenant’s default hereunder, Landlord shall be entitled to apply or retain any portion of the construction security, Tenant shall, within five (5) days following demand, deposit with Landlord such amount as may be necessary to restore the amount of construction security to the amount determined in accordance with the first sentence of Section 6.01 (b) with respect to the alteration in question. Tenant shall not assign or encumber the construction security and neither Landlord nor its

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successors or assigns shall be bound by any such assignment or encumbrance. Upon (i) the completion of the alteration in question in accordance with the plans and specifications therefor approved by Landlord and (ii) the receipt by Landlord of (1) a certification by Tenant that the entire cost of such alteration has been paid and the amount thereof, that all those who furnished work or materials have been paid in full, and that no party has filed any lien or possesses any claim which is unpaid or remains undischarged in connection with such alteration; (2) a Certificate of Completion or Occupancy, or an equivalent permit or certificate, as and if required by any governmental authorities with respect to the alteration in question; (3) a final release and lien waiver signed by Tenant’s general contractor and all subcontractors and materialmen, together with a certification by the general contractor to the effect that all those who furnished work or materials to the Demised Premises in connection with the alteration in question have been paid in full and that the release and waiver has been signed by all those who furnished work or materials to the Demised Premises in connection with the alteration in question; and (4) an “as built” floor plan showing the alteration in question in place certified as true and correct by Tenant (the date upon which (i) and (ii) shall have occurred is referred to herein as the “Completion Date”), the construction security then held by Landlord shall be returned to Tenant.

Section 6.01.(d) Upon receipt of at least twenty four hours prior notice, Tenant shall afford Landlord and its employees, agents and contractors access to the Demised Premises at reasonable times for the purpose of inspecting and verifying the performance of any alteration, and for such purposes, Landlord or its representative or representatives shall have free and unrestricted access to all parts of the Demised Premises.

Section 6.02. Anything to the contrary contained herein notwithstanding, it is expressly understood and agreed that Tenant may install, connect and operate such machinery, fixtures and equipment as may be deemed necessary by the Tenant for its business, subject to compliance with applicable rules and regulations of governmental bodies and bureaus having jurisdiction thereover. Subject to the terms and conditions of this Lease, the machinery, fixtures and equipment belonging to Tenant and any “clean room” installed by Tenant in the Demised Premises shall, at all times, be considered and intended to be personal property of Tenant, and not part of the realty, and subject to removal by Tenant. Tenant shall remove all such machinery, fixtures and equipment and any “clean room” installed by Tenant in the Demised Premises on or prior to the expiration or sooner termination of the term of this Lease. Tenant, at its own cost and expense, shall pay for any damage to the Demised Premises or Building caused by the installation thereof or such removal, and this obligation shall survive the expiration or sooner termination of the Term.

Section 6.03. Landlord shall, following reasonable notice from Tenant, make all necessary repairs and replacements to (i) the HVAC system serving the Demised Premises of which Landlord is given written notice of the need therefor prior to the first anniversary of the Commencement Date and (ii) the structural portions of the Demised Premises, including without limitation the foundations, exterior loadbearing walls, interior loadbearing walls and the roof thereof, provided, however, in no event shall Landlord be required to make any repairs or replacements caused by any act, omission, or negligence of Tenant, any subtenant, or concessionaire, or their respective employees, agents, invitees, licensees or contractors. Tenant shall make all other repairs and replacements to the Demised Premises. Tenant shall maintain throughout the Term, including any extension term hereof, a protective service maintenance contract with a contractor approved by Landlord, which approval shall not be unreasonably withheld, providing for periodic maintenance of the HVAC system serving the Demised Premises, including without limitation periodic changing of any and all filters, changing of belts, lubricating of equipment and maintenance of operating levels of freon in accordance with manufacturers specifications. Said contract shall provide for maintenance inspection and service not less than two (2) times per year. A copy of any such maintenance contract shall be delivered to Landlord on a yearly basis. Tenant shall keep all glass clean and in good condition, and Tenant shall replace any glass which may be damaged or broken with glass of the same quality. Tenant shall keep the sidewalk, if any, adjacent to the Demised Premises free and clear of trash, litter and rubbish.

Section 6.04. Nothing contained in this Lease shall authorize Tenant to do any act which

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may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Demised Premises, or upon or in the Building or Center of which the same form a part; it being agreed that should Tenant cause any alterations, changes, additions, installations, improvements or repairs to be made to the Demised Premises, or cause materials to be furnished or labor to be performed therein or thereon, neither Landlord nor the Demised Premises shall, under any circumstances, be liable for the payment of any expense incurred or for the value of any work done or materials furnished to the Demised Premises or any part thereof. Tenant shall, upon request of Landlord, deliver such documents as may be required by Landlord in order to effectuate the lien protection required by this paragraph and Section 6.01 hereof, including without limitation, waivers of lien from all contractors. All such alterations, changes, additions, improvements, repairs, materials and labor shall be at Tenant’s sole expense and Tenant shall be solely and wholly responsible to contractors, subcontractors, laborers and materialmen furnishing labor and material to the Demised Premises and Building or any part thereof. If, because of any act or omission of Tenant, any mechanic’s or other lien or order for the payment of money shall be filed against the Demised Premises or the Building or improvements thereon or therein, or upon the Center, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant’s own cost and expense, within twenty (20) days after notice to Tenant of the filing thereof, cause the same to be canceled and discharged of record by bonding or otherwise, and Tenant hereby indemnifies and saves harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

Section 6.05. Except for the repair obligations of Landlord under Section 6.03 above and the restoration obligations of Landlord under and as set forth in Articles 8 and 10 hereof, the Tenant shall take good care of the Demised Premises and, at its cost and expense, keep and maintain in good repair the exterior doors, windows and glass and the interior of the Demised Premises, including, but not limited to, to the extent any of the same serve solely the Demised Premises, the air conditioning and heating plant, the plumbing pipes and fixtures belonging thereto; and shall repair or replace all mechanical and working parts used in connection with the air conditioning, electrical, heating and plumbing plants, fixtures and systems serving solely the Demised Premises; and shall keep the water and sewer pipes and connections serving solely the Demised Premises free from obstructions; and shall generally maintain and repair the exterior doors, windows and glass and the interior of the Demised Premises and shall, at the end or the expiration of the Term (or Extension Term, whichever is applicable), deliver up the Demised Premises in good order and condition, damages by the elements, ordinary wear and tear and casualty excepted. Tenant covenants and agrees that it shall not cause or permit any waste (other than reasonable wear and tear), damage or disfigurement to the Demised Premises, or any overloading of the floors of the Building.

ARTICLE 7. INDEMNITY AND INSURANCE

Section 7.01. Subject to the provisions of Article 9 hereof, Tenant hereby indemnifies and saves harmless Landlord from and against any claims and all loss, cost, liability, damage and/or expense, including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the provisions, covenants or conditions of this Lease on Tenant’s part to be observed or performed, (ii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iii) any acts, omissions, or negligence of Tenant or any such person, or any contractor, agent, servant, employee, visitor or licensee of Tenant, or any such person, in or about the Demised Premises. If any action or proceeding shall be brought against Landlord based upon any such claim, Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended, at Tenant’s expense, by counsel acting for Tenant’s insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Landlord.

Subject to the provisions of Article 9 hereof, Landlord hereby indemnifies and saves harmless Tenant from and against any claims and all loss, cost, liability, damage and/or expense,

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including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Landlord in the observance or performance of any of the provisions, covenants or conditions of this Lease on landlord’s part to be observed or performed, (ii) the maintenance of the Common Areas by Landlord, or (iii) any acts, omissions, or negligence of Landlord or any contractor, agent, servant or employee of Landlord in or about the Common Areas. If any action or proceeding shall be brought against Tenant based upon any such claim, Landlord, upon notice from Tenant, shall cause such action or proceeding to be defended, at Landlord’s expense, by counsel acting for Landlord’s insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Tenant.

It shall be a condition of any indemnification by a party under this Lease that (a) the indemnitee promptly notify the indemnitor of any claim giving rise to a right to indemnification, (b) the indemnitee reasonably cooperate with the indemnitor, at the indemnitor’s expense, in the defense and settlement of any such claim, (c) the indemnitor shall have no liability for the settlement of any claim by the indemnitee made without the consent of the indemnitor unless such consent was unreasonably withheld, conditioned or delayed and (d) so long as the indemnitor shall retain counsel as provided above, any separate counsel retained by indemnitee shall be at the indemnitee’s cost and expense.

Section 7.02. Tenant shall, during the Term (including any extension term) and during any period prior to the commencement of the Term during which Tenant or anyone acting by or on behalf of Tenant enters the Demised Premises, at Tenant’s own cost and expense, maintain and provide: (a) comprehensive general liability insurance for the benefit and protection of Landlord and Tenant (said policy to name Landlord, ground lessor, if any, and any other parties designated by Landlord, as co-insureds) in an amount not less than $1,000,000 for injuries or death to any one person, and not less than $3,000,000 for injuries or death to more than one person in any one accident or occurrence and for damage to property in an amount not less than $500,000 arising out of any one accident or occurrence; (b) plate glass insurance covering all plate glass in the Demised Premises; (c) worker’s compensation insurance covering all persons employed in connection with Tenant’s use and occupancy of the Demised Premises or any construction or alteration work therein; (d) insurance against loss or damage to Tenant’s contents, including without limitation, trade fixtures and equipment, by fire, lightning, and other risks from time to time included under standard “extended coverage” policies, and vandalism and malicious mischief, in amounts sufficient to prevent Landlord and Tenant from becoming co-insurers of any loss under such policy, but in any event, not less than 100 percent of the full insurable value of such property; (e) boiler and pressure vessel insurance on all of Tenant’s equipment, parts thereof and appurtenances attached or connected to the Demised Premises which by reason of their use or existence are capable of bursting, erupting, collapsing or exploding, in the minimum amount of Five Hundred Thousand ($500,000.00) Dollars for damage to property resulting from such perils; and (f) insurance covering such other risks as may be reasonably requested by Landlord occasioned by or attributable to the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant. Said policies shall be issued by companies satisfactory to Landlord and licensed to do business in the state in which the Demised Premises is located. Certificates of said policies shall be delivered to Landlord at the commencement of the Term (or prior thereto in the event of earlier entry by Tenant upon the Demised Premises), together with proof of payment of premium therefor, and renewal policies or certificates therefor shall be delivered to Landlord not less than twenty (20) days prior to the expiration dates thereof. Said policies and/or certificates shall contain an undertaking by the insurer to give Landlord not less than twenty (20) days written notice of any cancellation or change in scope or amount of coverage of said policies.

Section 7.03. (a) Landlord shall, during the Term, maintain and provide general hazard insurance (including, during the course of any construction performed by, or on behalf of, Landlord, “builder’s risk endorsements”) against loss or damage to the Building by fire, lightning and other risks from time to time included under standard “Extended Coverage” policies, vandalism and malicious mischief, in amounts not less than 100 percent of the full replacement value of the Building and any other building or portion thereof covered by such insurance and rent loss insurance covering all minimum and additional rental payable hereunder. From the Commencement Date and

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thereafter during the balance of the Term of this Lease, including any extension term, Tenant shall pay its proportionate share of the cost of maintaining and providing such insurance, based upon the method of calculation set forth in Article 31 hereof.

Section 7 03. (b) Such payment shall be made to Landlord, at Landlord’s option, either annually within thirty (30) days of demand therefor or in monthly installments on or before the first day of each calendar month, in advance, in an amount reasonably estimated by Landlord. Periodically Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s proportionate share of said insurance costs. Landlord shall provide Tenant with copies of invoices of said insurance costs upon written request therefor. If the total amount paid by Tenant under this section for any period during the Lease Term shall be less than the actual amount due from Tenant for such period, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after written demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such period shall exceed the actual amount due from Tenant for such period, the excess shall promptly be applied by Landlord to the next accruing monthly installments thereof or, at Landlord s option to any other charges payable by Tenant, provided that if at the time of such determination the term of this Lease shall have expired or otherwise terminated for any reason other than a default of Tenant hereunder and no monies are then due from Tenant to Landlord, Landlord shall refund such excess to Tenant For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply and Tenant’s liability for its proportionate share thereof for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Lease Term. If Tenant is to make such payment in monthly installments, then from time to time throughout the Term, Landlord will notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Landlord’s and Tenant’s obligations under this section shall survive the expiration of the Lease Term.

Section 7.04. Insurance coverages required of Tenant hereunder shall be reviewed on an annual basis and Landlord may require that said coverages shall be updated in accordance with the provisions hereinabove set forth as to amounts and scope of coverage then required in connection with buildings similar to the Building located in Middlesex County, New jersey having premises used in a manner similar to the use of the Demised Premises.

ARTICLE 8. FIRE DAMAGE

Section 8.01. If the Demised Premises shall be partially damaged by fire or other insured casualty, the damages shall be repaired by and at the expense of Landlord and the annual minimum rental until such repairs shall be made shall abate equitably according to the part of the Demised Premises which is unusable by Tenant or, if by reason thereof, the Demised Premises are rendered untenantable, said rental shall totally abate until such repairs shall be made. Notwithstanding the foregoing, if the Demised Premises or the Building shall be damaged to such extent that Landlord shall decide to demolish same, or not to rebuild same, then, and in such event, Landlord may terminate this Lease upon notice to Tenant given within sixty (60) days following such event, and upon the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days following the giving of said notice, this Lease shall terminate and Tenant shall vacate and surrender the Demised Premises to Landlord. In the event Landlord is required to repair and/or restore the Demised Premises and/or the Building and Landlord (i) has not commenced such restoration within ninety (90) days after the date of the damage or destruction and diligently pursues completion of same, or (ii) has foiled to substantially complete restoration of the Demised Premises within two hundred seventy (270) days after the date of the damage or destruction, Tenant shall have the right to terminate this Lease by written notice to Landlord given within thirty (30) days after the expiration of such ninety (90) day or two hundred seventy (270) day period, as the case may be, and prior to the date Landlord commences restoration in the case of (i) above or the date Landlord substantially completes such restoration in case of (ii) above, and if Tenant shall timely give such termination notice, then this Lease shall terminate as of the date set forth therefor in such notice, which shall be a date not less than thirty (30) days nor more than sixty (60) days following the giving

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of said notice, and Tenant shall vacate and surrender the Demised Premises to Landlord on or before such date. The period for the commencement or completion of the required repairs and restoration may be extended by the number of days Landlord is actually delayed as a result of strike, act of God, war, governmental action, national or state or municipal emergency, or any other cause beyond the reasonable control of Landlord. In the event that the Demised Premises or a material part thereof or all access thereto shall be materially damaged or destroyed by fire or other casualty at any time during the last nine (9) months of the term of this Lease and the renewal option(s) set forth in Article 40 hereof has not been exercised, either Landlord or Tenant may cancel this Lease upon written notice to the other party given within sixty (60) days after such damage or destruction, in which case this Lease shall terminate as of the date set forth therefor in such notice, which shall be a date not less than thirty (30) days nor more than sixty (60) days following the giving of said notice, and Tenant shall vacate and surrender the Demised Premises to Landlord on or before such date. Any annual minimum rental prepaid by Tenant beyond said date shall be promptly refunded to Tenant. Notwithstanding any of the foregoing provisions of this Article, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some action or inaction on the part of the Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant’s rents provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

Section 8.02. If this Lease shall not be terminated as provided above in this Article, Landlord shall, at its expense, proceed with the restoration of the Demised Premises, provided, Landlord’s obligations hereunder shall not exceed the scope of Landlord’s initial building standard construction of the Demised Premises and further provided, that Landlord’s restoration obligations shall be subject to building and zoning laws then in effect. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord. If Landlord shall so restore the Demised Premises, Tenant shall repair, restore and redecorate the Demised Premises and reoccupy and reopen the Demised Premises in a manner and to the condition existing prior to the event of damage, except to the extent that Landlord is obligated above, and Tenant shall hold in trust the proceeds of all insurance carried by Tenant on its property for the purpose of such repair and restoration.

Section 8.03. Nothing hereinabove contained with respect to Tenant’s right to abate the rent under proper conditions shall be construed to limit or affect Landlord’s right to payment under the rental loss coverage to be provided pursuant to Section 7.03 hereof.

ARTICLE 9. WAIVERS OF SUBROGATION

Section 9.01. Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any damage to or destruction of any of Tenant’s goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, including, without limitation, the negligence of any such parties, and Tenant hereby releases and waives any right of recovery against Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Tenant shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Section 9.01.

Section 9.02. Tenant, its officers, agents employees, subsidiaries and affiliated entities and corporations shall not be liable for any damage to or destruction of any of Landlord’s goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, including, without limitation, the negligence of any such parties, and Landlord hereby releases and waives any right of recovery against Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Landlord shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Section 9.02.

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ARTICLE 10. CONDEMNATION

Section 10.01. If the whole of the Demised Premises shall be taken by any governmental authority under the power of condemnation, eminent domain, or expropriation, or in the event of a conveyance in lieu thereof, the Term shall cease as of the day possession shall be taken by such governmental authority. If (a) more than 25 percent of the Demised Premises or (b) all reasonable means of access to the Demised Premises (and there shall be no reasonable substitute means of access to the Demised Premises) or (c) so much of the Demised Premises (so that Tenant, in its reasonable business judgment, is unable to conduct its business as contemplated in the remaining portion of the Demised Premises) shall be so taken or conveyed, Tenant shall have the right to terminate this Lease upon notice to the other party, effective as of the day possession shall be taken by such governmental authority. If this Lease is so terminated, annual minimum rental shall be prorated as of the date that possession must be surrendered to the condemning authority.

Section 10.02. If this Lease continues after a partial taking, the annual minimum rental shall abate equitably as to the part of the Demised Premises which is taken. If this Lease continues after any such taking or conveyance, Landlord shall make all necessary repairs and restorations so as to restore the remainder of the Demised Premises to a complete architectural unit. Landlord’s reconstruction obligations shall not exceed the amount of the award or compensation for the taking shall not exceed the scope of Landlord’s initial building standard construction of the Demised Premises, and shall be subject to building and zoning laws then in effect.

Section 10.03. If so much of the Center, Common Areas or Building shall be so taken or conveyed so that in the reasonable exercise of Landlord’s judgment, the continued operation of the Building for use by its tenants is unfeasible, then, in such event, Landlord may, by notice to Tenant, delivered not later than thirty (30) days following the date that possession of the premises taken or conveyed is delivered to the governmental authority, terminate this Lease, provided that Landlord terminates all leases of the other tenants of the Building similarly effected as to which Landlord has a right of termination under the circumstances, and rent shall be pro rated as of the date that possession must be surrendered to the condemning authority.

Section 10.04. Tenant and not Landlord shall be entitled to any portion of the award made to Tenant for the value of Tenant’s removable trade fixtures and equipment other than equipment necessary for the operation of the Building. All compensation awarded for the taking of the Building, the fee and the leasehold shall belong to and be the property of Landlord, and Tenant shall not be entitled to and hereby waives any damages for the unexpired portion of the Term, or injury to its leasehold interest.

ARTICLE 11. ASSIGNMENT AND SUBLETTING

Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, as the case may be, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor sublet or underlet nor suffer or permit the Demised Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance. It, with consent of Landlord, this Lease may be assigned, or the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, undertenant or occupant and apply the amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collecting shall be deemed to relieve Tenant or any guarantor of this Lease or guarantor of the obligations of Tenant hereunder of any of its or their obligations hereunder nor be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant or any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder from its or their obligations under the

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covenants, provisions and conditions hereof; it being understood and agreed that Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder shall at all times, including during any extension term, remain obligated as primary obligors under this Lease. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant or any other Tenant, assignee, undertenant, or occupant of the Demised Premises from obtaining the express consent in writing of Landlord to any further assignment or underletting, and no such assignment or subletting shall be made to anyone who shall occupy the Demised Premises for any use other than as specifically permitted by the terms of this Lease. Notwithstanding anything contained in this Lease to the contrary, in the event that it shall be found by a court of competent jurisdiction that Landlord was unreasonable in withholding its consent to the assignment of this Lease or the subletting of all or any portion of the Demised Premises, then, provided Landlord’s consent was not withheld in bad faith, Tenant’s sole remedy shall be limited to specific performance and Tenant shall not be entitled to damages or any other affirmative relief or remedy as a result thereof. In the event of a leveraged buy-out or other take-over of Tenant, Landlord’s consent to an assignment of this Lease or subletting of the Demised Premises to the successor entity shall not be deemed to have been unreasonably withheld if said successor entity shall not have a net worth (in the event of a corporate entity, on a market value basis) as certified to by a certified public accountant at least equal to the net worth of Tenant upon the date of execution of this Lease.

Section 11.02. Any assignment or transfer of this Lease and any subletting of all or a portion of the Demised Premises shall be subject to Landlord’s prior written consent and subject to the terms of all of the sections of this Article 11 and shall be made only and shall not be effective until, the assignee or subtenant shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord and counsel for Landlord, whereby the assignee or subtenant shall assume for the benefit of Landlord the obligations and performance of this Lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed, and whereby Tenant (and any guarantor of this Lease or of the Tenant’s obligations hereunder) covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed. In the event of any assignment of this Lease or any subletting of all or any portion of the Demised Premises, the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect.

Section 11.03. In the event that Tenant desires to assign this Lease or sublet all or a portion of the Demised Premises, Tenant shall first notify Landlord in writing of its intention, and such notice shall include a statement (“Tenant’s Statement”) describing the proposed terms on which Tenant is willing to assign or sublet, including, inter alia, the commencement date of the proposed assignment or sublease, which shall be not less than sixty (60) days nor more than one hundred eighty (180) days after the giving of such Tenant’s Statement. The giving of Tenant’s Statement shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord’s designee) may, at its option (hereinafter referred to as “Landlord’s Option”), terminate this Lease (only if the proposed transaction is an assignment or a sublease of all or substantially all of the Demised Premises for all or substantially all of the remainder of the term of this Lease). Landlord’s Option may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after Tenant’s Statement has been given by Tenant to Landlord; and during such thirty (30) day period Tenant shall not assign this Lease nor sublet the Demised Premises or any portion thereof to any person or entity. If Landlord exercises Landlord’s Option to terminate this Lease as aforesaid, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, as set forth in Tenant’s Statement as if such date were the Expiration Date originally set forth herein and the fixed rent and additional rent shall be paid and apportioned to such date. If Landlord does not exercise Landlord’s Option pursuant to this Section 11.03 with respect to an assignment or sublease on the terms proposed in the relevant Tenant’s Statement, then, provided Tenant is not in default of any of Tenant’s obligations under this Lease after the giving of any required notice and the expiration of any applicable cure period, Landlord’s consent to Tenant’s request for a sublease or an assignment (in a form reasonably satisfactory to Landlord and Tenant)

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on the terms described in the relevant Tenant’s Statement shall not be unreasonably withheld or conditioned and shall be granted or denied within thirty (30) days after Tenant shall submit to Landlord fully executed copies of the proposed assignment or sublease (upon the terms set forth in the Tenant’s Statement) together with current financial information with respect to the proposed subtenant or assignee (such consent shall be deemed granted if Landlord shall not respond to such request within such thirty (30) day period provided such request was accompanied by the submissions required of Tenant pursuant to this Section 11.03 as well as by a statement referring to this Section 11.03 and stating that Landlord’s consent shall be deemed given if Landlord did not respond in 30 days; in the event Landlord denies Tenant’s request, such denial shall be accompanied by a statement specifying the reason(s) for such denial), provided and subject to the following conditions: (a) Tenant shall have complied with the provisions of Section 11.02 and this Section 11.03, and Landlord shall not have exercised Landlord’s Option under this Section 11.03 with respect to the Tenant’s Statement to which the assignment or sublease in question relates; (b) the proposed assignee or subtenant shall be, in Landlord’s reasonably judgment, engaged in a business, and the Demised Premises or the relevant part thereof shall be used by such assignee or subtenant, as the case may be, in a manner that is limited to the use expressly permitted under this Lease; (c) the proposed assignee or subtenant shall have sufficient financial worth considering the responsibility involved, and Landlord shall have been furnished with reasonable proof thereof; (d) if Landlord (or any of Landlord’s affiliates) then has space available in the Center of comparable size of the Demised Premises (or that portion thereof proposed to be sublet in the case of a sublease) and for a term of equal or greater length of the then remaining Term of this Lease (or the term of the proposed sublease in the case of a sublease), then neither the proposed assignee or sublessee nor any affiliate of the proposed assignee or sublessee shall be then an occupant of any part of the Center; (e) if Landlord (or any of Landlord’s affiliates) then has space available in the Center of comparable size of the Demised Premises (or that portion thereof proposed to be sublet in the case of a sublease) and for term of equal or greater length of the then remaining Term of this Lease (or the term of the proposed sublease in the case of a sublease), then neither the proposed assignee or sublessee nor any affiliate of the proposed assignee or sublessee shall be a person or entity with whom Landlord (or any of Landlord’s affiliates) is then negotiating to lease space in the Center or with whom Landlord (or any affiliate of Landlord) has negotiated for space in the Center within the preceding six (6) months of the date of the relevant Tenant’s Statement; (f) the form of the proposed sublease shall comply with the applicable provisions of this Article; (g) in the case of an assignment the assignee and Tenant shall have executed and delivered to Landlord an agreement, in a form reasonably acceptable to Landlord, by which assignee assumes, for the benefit of Landlord, the obligations of Tenant under this Lease and Tenant acknowledges that, notwithstanding such assignment, Tenant remains obligated as a primary obligor for the obligations of Tenant under this Lease; and (h) such assignment or sublease shall be effective, and commence, as of a date within one hundred eighty (180) days of Landlord’s receipt of the relevant Tenant’s Statement.

Section 11.04. If Landlord gives its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

(a)                    in the case of an assignment, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then fair market value thereof) and remaining after reimbursement to Tenant for the reasonable out-of-pocket costs paid by Tenant for alteration costs (or contributions in lieu thereof), advertising, brokerage or consulting fees or commissions and legal fees in connection with such assignment (the “Tenant’s Assignment Expanses”); and

(b)                   in the case of a sublease, an amount equal to fifty percent (50%) of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant in excess of the minimum rent and additional rent payable under this Lease and accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof

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(including, but not limited to, sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then fair market value thereof) and remaining after reimbursement to Tenant for the reasonable out-of-pocket costs paid by Tenant for alteration costs (or contributions in lieu thereof), advertising, brokerage or consulting fees or commissions and legal fees in connection with such subletting (“Tenant’s Subletting Expenses”).

The sums payable under Sections 11.04 (a) and (b) shall be paid to Landlord as and when paid by the assignee or subtenant, as the case may be, to Tenant, and upon the execution and delivery of such assignment or sublease, as the case may be, Tenant shall provide to Landlord a statement of Tenant’s Assignment Expenses or Tenant’s Subletting Expense, as the case may be, certified as correct by an officer or principal of Tenant.

ARTICLE 12. COMMON AREA MAINTENANCE

Section 12.01. As used in this Lease, the term “Common Area Operating Costs” shall include the total cost and expense incurred by Landlord in operating, lighting, striping, maintaining, cleaning, landscaping, repairing (including replacement and resurfacing) managing, signing, equipping and insuring the Common Areas within Lot No. 47.07 plus ten (10%) percent of the foregoing costs to cover Landlord’s administrative and overhead costs. Such costs and expenses shall include, without limitation (including appropriate reserves): cleaning; fire and police protection and general security (Landlord not incurring or assuming any obligation to provide such protection or security or any liability for the failure of the same); repairing and replacing paving; keeping the Common Areas supervised, drained, reasonably free of snow, ice, rubbish and other obstructions, and in a neat, clean, orderly and sanitary condition; the charges for rubbish containers and removal (except that at Landlord’s option, Tenant shall be directly responsible for contracting for and for providing (subject to Landlord’s approval, not to be unreasonably withheld, of the provisions and conditions of the agreement therefor) rubbish containers and removal); the maintenance of any and all fire protection systems servicing Lot No. 47.07; the cost of public liability insurance; keeping the Common Areas suitably lighted; maintaining signs (other than Tenant’s signs), markers, painted lines delineating parking spaces, and other means and methods of pedestrian and vehicular traffic control; installing, maintaining and repairing of onsite and offsite traffic controls; maintaining adequate roadways, entrances and exits; maintaining any plantings and landscaped areas; Lot No. 47.07 management fees to the extent not duplicative of the ten (10%) percent fee referred to above to cover Landlord’s administrative and overhead costs incurred by Landlord, including management fees payable to parties or entities owned or controlled by Landlord or any of them to the extent not in excess of management fees then generally being paid with respect to buildings of a size and uses similar to those of the Building and property improved and used similarly to Lot No. 47.07; “maintenance and repair of all utilities, utility conduits and storm drainage systems situated within or servicing Lot No. 47.07; fees for required licenses and permits; and depreciation of machinery and equipment used in the operation and maintenance of the Common Areas and personal property taxes and other charges incurred in connection with such equipment. The term “Common Areas” shall be defined as all paved areas, driveways, truckways, walkways, and landscaped and planted areas within Lot No. 47.07. Landlord shall maintain, light clean and repair (including snow removal) the Common Areas so that such Common Areas may be used for their intended purposes, and in order to enable Landlord to perform its obligations as aforesaid, Landlord may incur such reasonable Common Area Operating Costs as Landlord, in its sole discretion, may determine.

Section 12.02. From the Commencement Date and thereafter during the balance of the Term of this Lease, including any extension term, Tenant shall pay Landlord Tenant’s proportionate share of Common Area Operating Costs incurred or expended by Landlord as aforesaid. Such payment shall be made to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount reasonably estimated by Landlord. Following the expiration of each calendar year during the Term hereof, Landlord shall furnish Tenant with a written statement of the

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actual amount of Tenant’s proportionate share of the Common Area Operating Costs for such year. If the total amount paid by Tenant under this section for any calendar year during the Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall promptly be applied by Landlord to the next accruing monthly installments of Tenant’s proportionate share of Common Area Operating Costs or, at Landlord’s option, to any other charges payable by Tenant, provided that if at the time of such determination the term of this Lease shall have expired or otherwise terminated for any reason other than a default of Tenant hereunder and no monies are then due from Tenant to Landlord, Landlord shall refund such excess to Tenant For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply, and Tenant’s liability for its proportionate share of any Common Area Operating Costs for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Term. Prior to or at the commencement of the Term and from time to time thereafter throughout the Term, Landlord will notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Landlord shall have the right to make special assessments from time to time for extraordinary Common Area Operating Costs and Tenant shall pay any such special assessment within thirty (30) days following Landlord’s billing therefor. Extraordinary Common Area Operating Costs shall include, without limitation, any charge not anticipated by Landlord in determining Landlord’s estimate of Tenant’s proportionate share of Common Area Operating Costs for the year in question and any charges, costs and expenses incurred by Landlord which might cause the amounts paid by Tenant pursuant to Landlord’s estimate of Tenant’s proportionate share of Common Area Operating Costs for the year in question to be less than the amount actually due from Tenant for such year pursuant to this Section 12.02. Landlord’s and Tenant’s obligations under this section shall survive the expiration of the Term. Tenant’s proportionate share of Common Area Operating Costs shall be a fraction, having as its numerator, the number of square feet of floor area within the Demised Premises and as its denominator, the total number of square feet of floor area of all buildings within Lot No. 47.07 or, at Landlord’s option, the portion thereof affected by such cost, including the Demised Premised and any vacant space. Notwithstanding the foregoing provisions of this Article, in the event the obligations of Tenant under this Article 12 are specifically identifiable separate charges relating solely to Tenant and/or the Demised Premises, then, and in such event, the obligations of Tenant under this Article 12 may, at Landlord’s option, be measured and payable in accordance with such separate and specifically identifiable charge and not by the provisions of the preceding sentence and if Landlord shall recover any amount from any other tenant of the Center on account of a separate and specifically identifiable charge ordinarily included in Common Area Operating Costs separately billed to such other tenant, then such charge shall not be included in Common Area Operating Costs for the purposes of this Lease.

Section 12.03. Tenant, its concessionaires, officers, employees, and agents may use the Common Areas, subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which vehicles owned or operated by Tenant, its concessionaires, officers, employees and agents must be parked. Tenant shall abide by such rules and regulations and cause its concessionaires, officers, employees, agents, customers and invitees to conform thereto. Landlord may, at any time, close temporarily any Common Areas to make repairs or changes therein or to effect construction repairs or changes within Lot No. 47.07, provided that if any such repairs or changes shall prohibit the use of all then existing means of access to the Demised Premises, Landlord shall provide a reasonable substitute means of access to the Demised Premises for so long a such repairs or changes prohibit use of all then existing means of access to the Demised Premises, and Landlord may do such other acts in and to the Common Areas as in its reasonable judgment may be desirable to improve the convenience thereof.

Section 12.04. Notwithstanding anything to the contrary herein contained, Landlord hereby reserves the right (and Tenant hereby consents thereto) to construct or permit the construction, use and maintenance within the Common Areas of Lot No. 47.07 including without limitation, the parking areas, of various commercial type buildings, structures, and appurtenances, and equipment incidental thereto.

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Section 12.05. Tenant, its employees or its agent, upon reasonable prior written notice to Landlord, may examine, at Landlord’s place of business during regular business hours, the books and records of Landlord pertaining to Common Area Operating Expenses for any period during the Term, but in no event for a period commencing more than two (2) years prior to the date of such examination. If any such examination shall show that Tenant’s proportionate share of the Common Area Operating Expenses for the calendar year in question was more than that previously paid by Tenant for such year, then Tenant shall pay such difference to Landlord within ten (10) days of such examination. If any such examination shall show that Tenant’s proportionate share of the Common Area Operating Expenses for the calendar year in question was less than that previously paid by Tenant for such year, then the difference shall be credited to any amounts due from Tenant to Landlord, provided that if at the time of such determination the term of this Lease shall have expired or otherwise terminated for any reason other than a default of Tenant hereunder and no monies are then due from Tenant to Landlord, Landlord shall refund such difference to Tenant If such examination shall show that Landlord overstated Common Area Operating Expenses by more than five (5%), then Landlord shall re-imburse Tenant the reasonable out-of-pocket costs incurred by Tenant in connection with such examination.

ARTICLE 13. UTILITIES

Section 13.01. Tenant shall pay, as and when they shall be due and payable, all water charges, taxes, water rates and/or meter charges, sprinkler charges (standby or otherwise), sewer taxes, sewer charges, sewer fees, and sewer rental taxes and charges for utilities, including, without limitation, the charges for gas, electricity, and other utilities furnished to Tenant and consumed in the Demised Premises directly to the applicable utility provider except that water and sewer charges shall be paid to Landlord within thirty (30) days of Landlord’s billings therefor made from time to time, which billings shall be made on the basis of submeters measuring the consumption of water within the Demised Premises. Landlord represents and warrants that, as of the date hereof, gas and electricity supplied to the Demised Premises are separately submetered. Landlord shall have the right, in its sole and absolute discretion, to select the utility company which will provide service to the Common Areas of the Center and/or to the tenants in the Center, including, without limitation, the Demised Premises. Landlord may, at any time and from time to time during the Term, contract for service with another utility company to provide service to the Common Areas of the Center and/or the tenants in the Center. Tenant agrees to cooperate with Landlord and Landlord’s designees, including, without limitation, the utility company, and provide access (on notice except in the case of an emergency) to the Demised Premises as is necessary to provide or to change the utility service to the Demised Premises and/or to the Center. Tenant shall heat the Demised Premises whenever the weather shall require. If Landlord, or any property of Landlord, shall be held responsible for any expense covered by this Article, Tenant shall pay Landlord the amount thereof within thirty (30) days following written request. Landlord shall not be responsible or liable for any loss, damage or expense that Tenant may sustain or incur by reason of any failure, interference, disruption or defect in the supply or character of the utility service furnished to the Demised Premises, or by reason of change in the quantity or character of the utility service provided, and no such failure, interference, disruption, defect or change shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, provided, however, that if any failure, interference, disruption or defect in the supply or character of any such service is directly caused by the negligence or willful misconduct of Landlord and as a result of such failure, interruption, disruption or defect Tenant is unable to use the Demised Premises or a material portion thereof for at least one full business day, then, notwithstanding anything in this Lease to the contrary, the annual minimum rent and additional rent under Sections 8.03, 12.02 and 14.01 of this Lease shall abate with respect to the Demised Premises, or such portion, as the case may be, from the date on which Tenant was first so unable to use the Demised Premises until the earlier of (i) the date on which the service in question is restored or (ii) the date Tenant resumes use of the Demised Premises or such portion affected by the failure, interruption, disruption or defect in the supply or character of the service in question. The utility companies may, to the extent applicable, provide (or have

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provided) their conductors, equipment, switches and other associated appurtenances to the Center in consideration for and in anticipation of providing utility service to all of the tenants in the Center. In the event that Tenant contracts for utility service with an alternate provider than the utility company providing service to the Common Areas (“Landlord’s Utility Company”), and Landlord’s Utility Company seeks compensation for installation of their conductors, equipment, switches and other associated appurtenances because of Tenant contracting with an alternate provider, whether in the form of higher rates or otherwise, then Tenant shall reimburse Landlord for any disbursements applicable thereto made by Landlord to Landlord’s Utility Company, whether as one lump sum payment or as separate annual payments. In no event shall Landlord be obligated to enter into an easement agreement or to permit an alternate service provider’s equipment to be installed within the Common Areas as a result of Tenant selecting an alternate service provider.

Landlord acknowledges that Tenant will require, and arrange for at Tenant’s sole cost and expense, 3,000 amps of additional electrical capacity to be brought to the Demised Premises in connection with Tenant’s use. Any and all work necessary in connection with bringing such additional capacity to the Demised Premises shall be deemed an alteration and subject to the provisions of this Lease with respect to alterations. Further, Tenant acknowledges that the installation of such additional electrical capacity shall require the installation of a transformer. Tenant agrees that such transformer shall be installed in a location approved by Landlord, such approval not to be unreasonably withheld. At Landlord’s request, made at least sixty (60) days prior to the Expiration Date, Tenant shall remove such transformer and all other work performed in connection with bringing such additional capacity to the Demised Premises and restore the areas affected by such work to their respective condition as of the date possession of the Demised Premises was first given to Tenant. If the installation of such additional capacity requires that electrical, or any other utility, service to the Center, the Building or any portion thereof be discontinued for any period of time, such discontinuance shall only be made at a time, and for a duration, approved by Landlord (with the intention that any such discontinuance shall be made at a time, and for a duration, so as to minimize any disruption, impact or effect on the other tenants and occupants of the Center and their respective business operations). Tenant acknowledges that Landlord may require that any such discontinuance be made only during non-business hours. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, and all loss, cost, liability, damage and/or expense, including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from any such discontinuance. Tenant’s obligations under this paragraph shall survive the expiration or sooner termination of the term of this Lease.

ARTICLE 14. TAXES

Section 14.01. (a) Subject to the reimbursement obligations of Tenant hereinafter set forth, Landlord shall pay during the Term of this Lease, all real estate taxes assessed or imposed upon or respecting the land and improvements within and upon Lot No. 47.07. The term “real estate taxes” for purposes of this Lease shall exclude income, franchise, estate or inheritance taxes levied against Landlord or taxes based upon rental receipts as well as all excess profits taxes, business taxes, sales taxes, transit taxes, profit taxes, corporate taxes, gift taxes, excise taxes, personal property taxes, real property transfer taxes, gains taxes, recording fees, recording taxes and any penalties or interest imposed on Landlord by reason of Landlord’s failure to pay taxes and assessments when due, but shall include any taxes levied in lieu of or as a substitute for real estate taxes. From the Commencement Date and thereafter during the balance of the Term of this Lease, including any extension term, Tenant shall pay to Landlord, as additional rent, at the time and in the manner set forth in Section 14.01 (b), Tenant’s proportionate share of such taxes, which proportionate share shall be based upon the method of calculation set forth in Article 31 hereof. Notwithstanding the foregoing, if the improvements within the Demised Premises and/or the balance of the improvements or any part thereof upon Lot No. 47.07 shall receive a separate assessment based upon the certification of the Tax Assessor, then the taxes payable by Tenant for such improvements may, at Landlord’s option, be based thereon. If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum

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number of installments permitted by law (regardless of when actually paid) and (b) there shall be included in real estate taxes, for each calendar year in which such installments may be paid, the installments of such assessments so becoming payable during such calendar year, together with interest payable during such calendar year.

Section 14.01. (b) All amounts payable by Tenant pursuant to this Article shall be paid to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord (which estimate shall be based on a percentage increase over the actual real estate taxes for the prior year); provided, that in the event Landlord is required under any mortgage encumbering Lot No. 47.07 to escrow real estate taxes, Landlord may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. As soon as shall be reasonably practicable following the expiration of each calendar year during the Term, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s share of the taxes for such year. If the total amount paid by Tenant under this Section for any calendar year during the Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be applied by Landlord to the next accruing monthly installments of taxes due from Tenant or, at Landlord’s option, to any other charges payable by Tenant, provided that if at the time of such determination the term of this Lease shall have expired or otherwise terminated for any reason other than a default of Tenant hereunder and no monies are then due from Tenant to Landlord, Landlord shall refund such excess to Tenant. For the calendar years in which this Lease commences and terminates the provisions of this Section shall apply, and Tenant’s liability for its share of taxes for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Term. Prior to or at the commencement of the Term and from time to time thereafter throughout the Term, Landlord may notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Landlord shall provide Tenant with a copy of any relevant tax bill received by Landlord upon Tenant’s request therefor. If Landlord receives a refund of real estate taxes for any calendar year during the term of the Lease as to which Tenant paid to Landlord its proportionate share, Landlord shall promptly credit to any amounts then due from Tenant or to any amounts to become due from Tenant, Tenant’s proportionate share of the refund after deducting therefrom Landlord’s costs in obtaining the same, provided that if at the time Landlord receives such refund the term of this Lease shall have expired or otherwise terminated for any reason other than a default of Tenant hereunder and no monies are then due from Tenant to Landlord, Landlord shall pay to Tenant Tenant’s proportionate share of such refund after deducting therefrom Landlord’s costs in obtaining the same. Landlord’s and Tenant’s obligations under this Section shall survive the expiration of the Term.

Section 14.02. Tenant shall be liable for all taxes on or against property and trade fixtures and equipment placed by Tenant in or about the Demised Premises, and all taxes on Tenant’s right to occupy the Demised Premises. If any such taxes are levied against Landlord or Landlord’s property, and if Landlord pays same, or if the assessed valuation of Landlord’s property is increased by the inclusion therein of a value placed upon such property, and if the Landlord pays the taxes based on such increased assessment, Tenant, upon demand, shall repay to Landlord the taxes so paid by Landlord or the portion of such taxes resulting from such increase in assessment.

ARTICLE 15. REMEDIES OF LANDLORD

Section 15.01. (a) If Tenant shall default in the payment of the annual minimum rental reserved herein, or in the payment of any item of additional rent or other monies due hereunder, or any part of same, and any such default shall continue for more than five (5) business days after written notice of such default; or

Section 15.01. (b) If Tenant shall default in the observance of any of the provisions,

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covenants and conditions of this Lease (other than a default covered by subsection (a) above and other than sections hereof which provide a specific period or date for performance), and such default shall continue for more than thirty (30) days after written notice of such default, or for such other period provided in the relevant section hereof, unless, the default is of such a nature that it cannot be reasonably cured within such thirty (30) day (or such other) period and (A) within such thirty (30) day (or such other) period Tenant (i) notifies Landlord that it intends to cure such default and (ii) actually commences to cure such default and (B) Tenant thereafter diligently proceeds to complete such cure within a reasonable time; or

Section 15.01. (c) If Tenant shall sublet the Demised Premises or assign this Lease, except as herein provided; or

Section 15.01. (d) If Tenant or any guarantor of Tenant’s obligations hereunder shall make an assignment for the benefit of creditors, or if any such party shall file or have filed against it a petition in bankruptcy, or be adjudicated a bankrupt by any court and such adjudication shall not be vacated within sixty (60) days, or if Tenant or any guarantor of Tenant’s obligations hereunder takes the benefit of any insolvency act, or if Tenant or any guarantor of Tenant’s obligations hereunder be dissolved voluntarily or involuntarily or have a receiver of its property appointed in any proceedings other than bankruptcy proceedings and such appointment shall not be vacated within thirty (30) days after it has been made, or if any levy, sale or execution of any kind is made upon or of any property of Tenant in the Demised Premises; or

Section 15.01. (e) If, within any period of two hundred and seventy consecutive days: (i) Tenant shall default (the “First Default”) in any of its monetary obligations under this Lease and notice thereof shall be given to Tenant as provided above; and (ii) Tenant shall default in any of its monetary obligations under this Lease for a second time (the “Second Default”) (notwithstanding that Tenant may have cured the First Default) and notice thereof shall be given to Tenant as provided above, and (iii) Tenant shall default in any of its monetary obligations under this Lease for a third time (the “Third Default”) (notwithstanding that Tenant may have cured the First Default and/or the Second Default) and notice thereof shall be given to Tenant as provided above and neither the First Default nor the Second Default nor the Third Default shall be, or shall have been, subject to a bona fide dispute made by Tenant as to which dispute Tenant gave Landlord written notice within five (5) business days of notice to Tenant of the default in question;

then, upon the happening of any one or more of the defaults or events specified above, at the option of Landlord: (1) this Lease and the Term hereof shall wholly cease and terminate, with the same force and effect as though such termination was the date of the expiration of the Term of this Lease, and thereupon, or at any time thereafter, Landlord may re-enter said premises either by force, or otherwise, and have possession of the same and/or may recover possession thereof by summary proceeding, or otherwise (but Tenant shall remain liable to Landlord as hereinafter provided); or (2) Landlord may, without further notice, exercise any remedy available at law or in equity.

Section 15.02. In case of any default, event, re-entry, expiration, termination and/or dispossession by summary proceedings, or otherwise, Tenant shall, nevertheless, remain and continue liable to Landlord in a sum equal to all annual minimum rental and additional rent herein reserved for the balance of the Term herein demised as the same may become due and payable pursuant to the provisions of this Lease. Landlord may repair or alter the Demised Premises in such manner as to Landlord may seem necessary or advisable, and/or let or relet the Demised Premises and any and all parts thereof for the whole or any part of the remainder of the original Term hereof or for a longer period, in Landlord’s name, or as the agent of Tenant, and, out of any rent so collected or received, Landlord shall, first, pay to itself, the expense and cost of retaking, repossessing, repairing and/or altering the Demised Premises, and the expense of removing all persons and property therefrom, second, pay to itself, any cost or expense sustained in securing any new tenant or tenants, and third, pay to itself, any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the annual minimum rental and additional rent reserved herein and unpaid by Tenant for the remainder of the Term herein demised. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge

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Tenant from liability hereunder.

Section 15.03. Should any rent so collected by Landlord after the payment aforesaid be insufficient fully to pay to Landlord a sum equal to all annual minimum rental and additional rent herein reserved, the balance or deficiency shall be paid by Tenant on the rent days herein specified; that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to the amount of all annual minimum rental and additional rent herein reserved if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other termination hereof.

Section 15.04. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of annual minimum rental or additional rent hereunder, may be brought by Landlord from time to time at Landlord’s election, and nothing herein contained shall be deemed to require Landlord to await the date on which this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant or no such, termination or cancellation.

Section 15.05. Tenant hereby expressly waives service of any notice of intention to re-enter subsequent to the giving of the aforesaid notices under Section 15.01 above. Tenant hereby expressly waives any and all right to recover or regain possession of the Demised Premises or to reinstate or to redeem this tenancy or this Lease as is permitted or provided by or under any statute, law, or decision now or hereafter in force and effect.

Section 15.06. Tenant shall reimburse Landlord, within five (5) days following written demand, for any reasonable counsel fees or collection charges incurred or expended by Landlord by reason of Tenant’s default in the performance of any provision, covenant, or condition of this Lease and any such amounts, at the option of Landlord, may be recovered in the same action or proceeding forming the basis of the default or in another action or proceeding.

Section 15.07. Notwithstanding any other remedy provided for hereunder and without the requirement of notice, except as provided in this Section, if Tenant is not diligently pursuing compliance with any of its obligations hereunder, Landlord shall have the right, at Landlord’s sole option, at anytime in the event of an emergency or otherwise after ten (10) days notice to Tenant, to cure such breach at Tenant’s expense. Tenant shall reimburse Landlord, within three (3) days following demand, as additional rent for all costs and expenses incurred by Landlord in curing such breach, together with interest computed thereon at a rate per annum equal to the sum of the prime rate as then set forth in The Wall Street Journal (eastern edition) plus four percent or the maximum rate permitted by law, whichever shall be the lesser.

Section 15.08. Notwithstanding anything contained in this Lease, if Tenant fails to pay any monetary items due hereunder on the date on which the same are due and payable, such unpaid monetary items shall bear interest at a rate per annum equal to the sum of the prime rate as then set forth in The Wall Street Journal (eastern edition) plus four percent or the maximum rate permitted by law, whichever shall be the lesser, from the date such monies were due until the date on which Landlord shall receive payment.

Section 15.09. The rights and remedies whether herein or elsewhere provided in this Lease shall be cumulative and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder, or which may be existing at law, or in equity, by statute or otherwise.

Section 15.10. Subject to the terms of any Non-Disturbance Agreement between Tenant and the holder of any superior mortgage or superior lease then encumbering the Demised Premises, Tenant covenants and agrees to give the holder of any mortgage encumbering Landlord’s interest in the Demised Premises and/or ground lessor to Landlord of Landlord’s interest in the Demised Premises who has provided Tenant with a Non-Disturbance Agreement notice of any default by

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Landlord under this Lease and such mortgagee and/or ground lessor shall be afforded the right (but shall not have the obligation) to cure any default by Landlord within such reasonable period of time as may be required by such mortgagee and/or ground lessor.

ARTICLE 16. WAIVER OF TRIAL BY JURY

Section 16.01. It is mutually agreed by and among Landlord, Tenant and any guarantor of the obligations of Tenant hereunder, that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding, or counterclaim brought by the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Demised Premises, and/or any claim of injury or damage, and any emergency, summary or statutory remedy. If Landlord commences any summary proceeding, or any other action for collection of rent or additional rent hereunder, Tenant shall not interpose any counterclaim or cross claim of any nature in any such proceeding or action, nor shall Tenant move to consolidate any such claim with any claim being maintained by Landlord unless in any of such instances Tenant would thereby waive any defense or lose the right to assert any claim Tenant may have if not asserted as a counterclaim in the action brought by Landlord.

ARTICLE 17. ACCESS TO PREMISES

Section 17.01. Landlord and its designees shall have the right to enter upon the Demised Premises at all times in the event of an emergency and otherwise upon prior notice to Tenant to inspect and examine same, to make repairs, additions, alterations, or improvements to the Demised Premises, the Building within which the Demised Premises are located or any property owned or controlled by Landlord within such Building. Landlord shall permit a Tenant’s representative to be present at the time of any such entry if Tenant so elects. Landlord’s rights of entry as aforesaid, and the taking of all property into and upon the Demised Premises that may be required in connection therewith, shall not be considered an eviction of Tenant, in whole or in part, constructive or otherwise, and Landlord shall not be liable to Tenant for any expense, damage, or loss or interruption of the business of Tenant by reason thereof, and the rent reserved hereunder shall continue without abatement during the period of any such entry and while such repairs, alterations, improvements or additions are being made. Landlord shall not store any property or materials in the Demised Premises without Tenant’s consent, such consent not to be unreasonably withheld, conditioned or delayed. Landlord or Landlord’s designees shall have the right to enter the Demised Premises at all times to show the Demised Premises to prospective purchasers, mortgagees or lessees of the Demised Premises, the Building or the Center. During the six month period prior to the expiration of the Term hereof, Landlord may exhibit the Demised Premises to prospective tenants. Landlord agrees that while exercising the right of entry set forth in this Article 17 for purposes of making repairs, alterations, additions or improvements, Landlord shall use reasonable efforts to avoid interference with the conduct of Tenant’s business or disrupting same.

ARTICLE 18. NO WAIVER

Section 18.01. No delay or omission of the exercise of any right by either party hereto shall impair any such right or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any provision, covenant or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of any other or the same provisions, covenant, or condition. No requirements whatsoever of this Lease shall be deemed waived or varied because of either party’s failure or delay in taking advantage of any default, and Landlord’s acceptance of any payment from Tenant with actual or constructive knowledge of any default shall not constitute a waiver of Landlord’s rights in respect to such default, nor of any subsequent or continued breach of any such default or any other requirement of this Lease.

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Section 18.02. No payment by Tenant or receipt and acceptance by Landlord of a lesser amount than the rent or other sum stipulated to be paid or reserved shall be deemed an accord and satisfaction or a modification or waiver of any rights or obligations or liabilities hereunder notwithstanding any statement, written or oral, accompanying such payment, or by way of endorsement or otherwise; and Landlord may accept any such payment whether by check, draft or other means whatsoever without prejudice to Landlord’s right to recover the balance owing, or to pursue any other remedy in this Lease or at law or in equity provided. Landlord may apply such payment to any sums then due and payable by Tenant to Landlord as Landlord shall determine in its sole discretion. Landlord may, at Landlord’s option, accept payment of rent or any other charge hereunder from any person or entity other than the Tenant named herein and the same shall not constitute a recognition by Landlord of, or vest in said person or entity, any rights hereunder.

ARTICLE 19. REQUIREMENTS OF LAW; INSURANCE REQUIREMENTS

Section 19.01. In Tenant’s performance of its rights and obligations under this Lease, including without limitation, any pre-term right, obligation or entry into the Demised Premises, Tenant covenants and agrees to comply with all laws, orders, and regulations of federal, state, city, county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises and Tenant shall make all alterations or installations necessary to comply therewith. Landlord acknowledges that, as part of Landlord’s Work, Landlord shall perform such work, if any necessary to cause the Demised Premises to be in compliance with all applicable laws, including the Americans with Disabilities Act of 1990, as of the date possession of the Demised Premises is delivered to Tenant other than any work necessary with respect to any non-compliance caused by Tenant or any of Tenant’s agents, contractors, employees or servants. Tenant shall secure all permits or approvals, including without limitation a certificate of occupancy, necessary to operate its business within the Demised Premises and shall only operate its business within the Demised Premises in compliance with all laws, orders and regulations of federal, state, city and county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises.

Section 19.02. Tenant shall not use or occupy the Demised Premises or do or permit anything to be done therein in any manner which shall make it impossible for Landlord and/or Tenant to obtain at standard rates any insurance required or desired, or which will invalidate or increase the cost to Landlord of any insurance.

Section 19.03. If, by reason of Tenant’s failure to comply with the provisions of Section 19.01 above, or if, by reason of any act or failure to act of Tenant, its agents, servants, contractors, employees or licensees, or if, by reason of the use of the Demised Premises, the fire insurance rates applicable to the Demised Premises, or of the Building or any other premises in said Building, shall be increased above the rate applicable to the occupancy permitted hereunder, Tenant shall pay to Landlord, within thirty (30) days following demand accompanied by documentation from the insurance carrier evidencing that the increase in question resulted from an act or failure to act of Tenant, its agents, servants, contractors, employees or licensees, or by reason of the use of the Demised Premises, the amount of additional premium for fire insurance payable by reason thereof.

Section 19.04. No abatement, diminution, or reduction in annual minimum rental or any sums constituting additional rent shall be claimed by or allowed to Tenant for any inconvenience or interruption, cessation or loss of business caused directly or indirectly, by any present or future laws, ordinances, rules or regulations, requirements or orders of federal, state, county, township or municipal governments or any other lawful authority whatsoever, or by priorities, rationing, or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the reasonable control of Landlord, nor shall this Lease be affected by any such causes.

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ARTICLE 20. SIGNS

Section 20.01. Tenant shall not place, install or maintain any sign upon or outside the Demised Premises or in the Center until approved by Landlord, such approval not to be unreasonably withheld; nor shall Tenant place, install or maintain any awning, canopy, aerial, antenna or the like in or upon the Demised Premises, the Building or the Center. Any sign must conform to all applicable rules, regulations, codes and directives of governmental agencies having jurisdiction, and Tenant shall, at its expense, apply for and obtain all permits necessary in connection therewith. If Landlord shall submit to Tenant a general sign criteria or specification, Tenant shall comply therewith. Tenant shall be solely responsible for all maintenance and repairs respecting its signs.

ARTICLE 21. TENANT’S ADDITIONAL COVENANTS

Section 21.01. Tenant covenants and agrees for itself its officers, employees, contractors, agents, servants, licensees, invitees, subtenants, concessionaires, and all others doing business with Tenant (hereinafter for the purposes of this Article, collectively referred to as Tenant”) that:

(a) there is no clause (a) to this Section 21.01;

(b) Tenant shall not encumber or obstruct the Center or sidewalks in and about the Demised Premises;

(c) Tenant shall not display, advertise or sell its products or goods in the Common Areas of the Center or sidewalk in and about the Demised Premises;

(d) other than regular mail and hand held small packages, Tenant shall not permit any deliveries to be made through the front entrance of the Demised Premises unless there is no access thereto otherwise;

(e) Tenant shall not cause or permit trash, refuse, dirt or other rubbish to accumulate on the Demised Premises or in the Center and shall cause same to be placed in appropriate receptacles and promptly removed;

(f) Tenant shall not injure, overload, deface, commit waste or otherwise harm the Demised Premises or any part thereof;

(g) Tenant shall not commit any nuisance;

(h) Tenant shall not permit the emission from the Demised Premises of any objectionable noise or odor,

(i) Tenant shall not bum any trash, rubbish, dirt or refuse within the Center;

(j) Tenant shall use the Demised Premises only for business and commercial purposes (subject to the provisions of Article 2 hereof) and Tenant shall not use, allow or permit any industrial, manufacturing or processing activities within the Demised Premises, except as may be expressly permitted by Section 2.01 of this Lease;

(k) Tenant shall conform and comply with all nondiscriminatory and uniformly applicable rules and regulations which Landlord may promulgate for the management and use of the Center;

(l) Tenant shall not use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers or phonographs, in a manner to be heard outside the Demised Premises;

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(m) Tenant shall cooperate, at no cost to Tenant, with Landlord in promoting the use of the name of the Center;

(n) Tenant shall not place a load on any floor of the Demised Premises exceeding one hundred twenty five pounds per square foot (live load);

(o) Tenant shall not install, operate or maintain in the Demised Premises any electrical equipment which will overload the electrical system therein or any part thereof beyond the capacity for proper and safe operation, as determined by Landlord, in relation to the overall system and requirements for electricity in the Building (Landlord represents that the electrical system currently serving the Demised Premises has a capacity of at least 200 amps at 480 volts); and

(p) No portion of the Demised Premises shall be used or occupied for the sale, dispensing, storage or display of food, foodstuffs, or food products for consumption on or off the Demised Premises, provided that the foregoing shall not prohibit the use and occupancy of the Demised Premises as permitted by Section 2.01 hereof.

ARTICLE 22. EASEMENTS FOR UTILITIES

Section 22.01. Landlord or its designee shall have the right and Tenant shall permit Landlord or its designee to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires in, to and through the Demised Premises as and to the extent that Landlord may now or hereafter deem necessary or appropriate for the use or proper operation and maintenance of the Demised Premises, or the Building or any other portion of the Center, provided that any pipes, cables, conduits, plumbing, vents and wires installed by Landlord or its designee in the office area of the Demised Premises pursuant to this Section 22.01 shall be concealed within the walls, floor or ceiling of said office area. Landlord’s rights under this Article shall be exercised, as far as practicable, in such manner as to avoid (i) unreasonable interference with Tenant’s occupancy of the Demised Premises, (ii) any unreasonable impairment of Tenant’s decorations, layout or use of the Demised Premises, (iii) diminishment of the Demised Premises (other than a de minimis amount) and (iv) reduction of the ceiling height. In the event Landlord shall exercise such rights in a manner so as to cause a permanent loss of any rentable square footage within the Demised Premises (other than a de minimis amount), Tenant’s minimum rent obligation and Tenant’s proportionate share of real estate taxes and common area charges shall all be proportionately reduced. Any work performed in the Demised Premises pursuant to Landlord’s rights under this Article 22 shall be performed, to the extent practicable, during such hours and in such a manner so as not to interfere with the conduct of Tenant’s business and to safeguard Tenant’s property (but nothing herein shall obligate Landlord to use overtime or premium pay labor). Following completion of any of the foregoing work, Landlord shall promptly repair and restore the Demised Premises to as near as possible the condition existing prior to the performance of such work.

ARTICLE 23. CONSENTS AND APPROVALS

Section 23.01. With respect to any provision of this Lease providing that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, except in the case where Landlord has withheld its consent in bad faith, Tenant shall not be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant’s sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

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THERE IS NO ARTICLE 24 TO THIS LEASE.

ARTICLE 25. END OF TERM HOLDOVER

Section 25.01. If the last day of the Term falls on a Sunday, or legal holiday, this Lease shall expire on the business day immediately following. Upon the expiration or other termination of the Term of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises, together with all buildings and improvements (subject to the provisions of Section 6.01 above) thereon, “broom-clean” and in good order and condition, ordinary wear and tear and damage by the elements and casualty excepted, and Tenant shall thereupon remove all property of Tenant and, failing to do so, Landlord may cause all of the said property to be removed, stored and/or disposed of at the expense of Tenant. Tenant shall pay all costs and expenses thereby incurred. Any property not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord as Landlord, in its sole discretion, shall determine and Tenant hereby releases Landlord from all claims for loss or damage to such property arising out of such retention or disposition thereof. Tenant’s obligations under this Article shall survive the expiration or other termination of the Term.

Section 25.02. If Tenant remains in possession of the Demised Premises at the expiration or earlier termination of the Term hereof, Tenant, at Landlord’s option, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to the greater of (i) one and one-half the sum of the monthly installment of annual minimum rent payable during the last month of the Term hereof or (ii) the then prevailing market rate rent, as determined by Landlord in its sole and absolute discretion, plus all additional rent coming due hereunder. Acceptance by Landlord of rent after the expiration or earlier termination of the Term hereof shall not constitute a consent to a month-to-month tenancy or result in a renewal. In the event of such holdover, Tenant’s occupancy of the Demised Premises, except as aforesaid, shall be subject to all other conditions, provisions and obligations of this Lease, but only insofar as the same are applicable to a month to month tenancy. Such month to month tenancy shall be terminable by Landlord upon one (1) month’s notice to Tenant, and if Landlord shall give such notice, Tenant shall quit and surrender the Demised Premises to Landlord as above provided. In the event that (a) Tenant shall remain in possession of the Demised Premises at the expiration or earlier termination of the Term hereof and Landlord shall not have elected to deem Tenant to be occupying the Demised Premises as a tenant from month-to-month or (b) Landlord shall terminate any month-to-month tenancy of the Demised Premises and Tenant shall fail to quit and surrender the Demised Premises to Landlord upon the termination date as above provided, then, in either such event, Tenant shall be liable to Landlord for all losses, damages, claims, costs and/or expenses incurred by Landlord by reason of Tenant’s failure to deliver timely possession of the Demised Premises to Landlord.

Section 25.03. Notwithstanding anything to the contrary contained in this Lease, if Landlord shall be unable to provide possession of the Demised Premises because of the holding-over or retention of possession of any prior tenant, undertenant or occupants, or for any other reason whatsoever, Landlord shall not be subject to any liability for the failure to give possession on the date herein provided, if any, and, except as otherwise expressly set forth in this Lease, the validity of this Lease shall not be impaired under such circumstances, but the Term shall be extended proportionately until after Landlord shall have given Tenant written notice that the Demised Premises are ready for Tenant’s occupancy. If permission is given to Tenant to enter into possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the Term, Tenant covenants and agrees that such occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, except, in the case where such occupancy is for the purpose of preparing the Demised Premises for the conduct of Tenant’s business and not the conduct of Tenant’s business, no rent shall be due for such occupancy.

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ARTICLE 26. AUTHORITY TO EXECUTE

Section 26.01. Landlord and Tenant do hereby respectively represent to the other that it has the capacity to enter into this Agreement.

ARTICLE 27. NOTICES

Section 27.01. All notices to be given pursuant to this Lease shall be in writing and sent by prepaid certified or registered U.S. mail, return receipt requested, or by a recognized overnight courier service which requires acknowledgment of receipt of delivery from addressee, to the address of the parties below specified or at such other address as may be given by written notice in the manner prescribed in this paragraph. Landlord’s address for notice shall be c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577. Tenant’s address for notices given prior to the Commencement Date shall be the address first set forth above for Tenant Tenant’s address for notices given on or subsequent to the Commencement Date shall be the address of the Demised Premises. Copies of any notices of default and/or termination given to Tenant shall also be delivered to Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 Attention: Neil A. Torpey, Esq.. Notice shall be deemed to be given upon delivery to the U.S. Postal Service or recognized overnight courier service. Unless Landlord shall otherwise inform Tenant in writing to the contrary, any notice given to Tenant by National Realty & Development Corp. shall, for the purposes of this Lease, be deemed to be a notice given to Tenant by Landlord.

ARTICLE 28. BROKER

Section 28.01. Landlord and Tenant each covenants, warrants and represents to the other that it has dealt with no broker except CB Richard Ellis, Inc., 70 Wood Avenue South, Iselin, New Jersey 08830 (“CB ELLIS”) respecting this Lease and that no conversations, correspondence or negotiations were had by it with any broker except with said CB ELLIS concerning Tenant’s renting or leasing of the Demised Premises. Tenant shall hold Landlord and National Realty & Development Corp. and Landlord shall hold Tenant harmless and defend (by counsel satisfactory to such party) against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations had by the indemnifying party with any broker except said CB ELLIS respecting this Lease and/or concerning Tenant’s renting or leasing the Demised Premises. Landlord shall pay any commissions owing to said CB ELLIS in accordance with separate agreement.

ARTICLE 29. MEMORANDUM OF LEASE

Section 29.01. Tenant agrees not to record this Lease. The parties agree, upon request of either, to execute, in recordable form, a short form lease entitled “Memorandum of Lease”, it being the intention of the parties that this Lease will not be recorded, but only a memorandum thereof. Such short form lease shall contain those provisions of this Lease as shall be desired in the reasonable discretion of counsel for the parties hereto, provided that in no event shall such short form lease contain any provisions relevant to the annual minimum rent and/or additional rent payable under this Lease. The parties hereto agree that in the event a short form lease shall be recorded with respect to this Lease, then, upon Landlord’s request made any time after the expiration or sooner termination of this Lease, Tenant shall execute a release of such short form lease so as to release such short form lease from record upon the expiration or sooner termination of the term of this Lease (and Tenant’s obligation to execute such a release shall survive the expiration or sooner termination of the term of this Lease).

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ARTICLE 30. AIR AND WATER POLLUTION

Section 30.01. Tenant hereby indemnifies and saves Landlord harmless against any claim, damage, liability, costs, penalties or fines which the Landlord may suffer as a result of air, land or water pollution caused by Tenant in its use or occupancy or manner of use or occupancy of the Demised Premises or in its storage, handling, possession, transportation and/or disposal of any Hazardous Waste or Hazardous Substance (as such terms are hereafter defined) within or about the Demised Premises. Tenant covenants and agrees to notify Landlord immediately of any claim or notice served upon it with respect to any such claim that Tenant is causing air, land or water pollution; and Tenant, in any event, will take immediate steps to halt, remedy and cure any pollution of air, land or water caused by Tenant by its use of the Demised Premises, at its sole cost and expense.

Section 30.02. (a) Tenant shall comply with all state and federal environmental laws, including the Spill Compensation and Control Act (“SCCA”) (N.J.S.A. 58:10-23.11 et seq.) and Industrial Site Recovery Act (“ISRA”) (N.J.SA. 13:lK-6 et seq.) as the same may have been or may hereafter be amended (collectively, the “Environmental Statutes”) as the same may relate to Tenant’s use and occupancy or manner of use and occupancy of the Demised Premises or any act or failure to act of Tenant. Tenant shall supply Landlord within ten (10) business days of demand with any information Landlord may require in order to enable Landlord to comply with the Environmental Statutes, including, without limitation, ISRA, whether upon the transfer of title or closing of operations at the Demised Premises, or for any reason whatsoever.

Section 30.02. (b) Tenant shall not use the Demised Premises for the purpose of refining, producing, storing, handling, transferring, processing or transporting said “Hazardous Substances”, as such term is defined in N.J.S.A. 5B:10-23.11b(k) of the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) in a manner which is in violation of applicable law.

Section 30.02. (c) Tenant shall not use the Demised Premises to generate, manufacture, refine, transport, treat, store, handle or dispose of “Hazardous Substances”, or “Hazardous Wastes”, as such terms are defined in N.J.A.C. 7:1-3.3 in a manner which is in violation of applicable law. In no event shall Tenant dispose of any Hazardous Substances or Hazardous Wastes on, in or about the Demised Premises, the Building or the Center. Tenant shall dispose of all Hazardous Substances and Hazardous Wastes generated, manufactured, refined, treated, stored, handled or used in or about the Demised Premises in compliance with all applicable laws. Tenant shall make and maintain all manifests, and other books and records required by law to be kept by Tenant with respect to any Hazardous Substance and Hazardous Waste generated, manufactured, refined, treated, stored, handled or used in or about the Demised Premises and the disposal thereof and to the extent required by applicable law. Tenant shall make and maintain manifests setting forth a record of the disposal of all such Hazardous Substances and Hazardous Wastes, which record shall include the type and quantity of all Hazardous Substances and Hazardous Wastes disposed of by Tenant, the date of disposal, the place at which such were disposed and the names and addresses of any persons or entities transporting the same from the Demised Premises. All such manifests, books and records shall be kept at the Demised Premises and shall be made available for viewing and copying by Landlord and its agents upon at least twenty four hours prior request. Tenant shall permit Landlord and its designees access to the Demised Premises for purposes of inspecting the same for environmental concerns upon Landlord’s request therefor. Tenant shall promptly comply with all recommendations made by Landlord’s environmental consultant or by any environmental consultant to any of Landlord’s lender(s) as to any environmental matters, including without limitation any pertaining to the storage and disposal of Hazardous Substances and/or Hazardous Materials if requested by Landlord in connection with any financing of Landlord’s interest in the Demised Premises or any transfer of Landlord’s interest in the Demised Premises. Tenant shall remove all Hazardous Substances and Hazardous Materials present on or about the Demised Premises, the Building and/or the Center by reason of an act or omission of Tenant, any person or entity claiming by through or under Tenant, or any of Tenant’s or such person’s or entity’s contractors, employees,

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agents servants and/or invitees from the Demised Premises, the Building and the Center prior to the expiration or sooner termination of the term of this Lease so that upon surrender of possession of the Demised Premises to Landlord, the Demised Premises, the Building and the Center are free of any and all Hazardous Substances and Hazardous Materials present, at any time, on or about the Demised Premises the Building and/or the Center by reason of an act or omission of Tenant, any person or entity claiming by through or under Tenant, or any of Tenant’s or such person’s or entity’s contractors, employees, agents, servants and/or invitees; any such removal shall be performed m accordance with all applicable laws.

Section 30.02. (d) Tenant shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a “Hazardous Substance”, as such tern is defined in N.J.SA. 58:10-23.llb(k) into waters of the State of New Jersey or onto the lands from which it might flow or drain into said waters, or into waters outside the jurisdiction of the State of New Jersey where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed held in trust or otherwise controlled by the State of New Jersey. Tenant shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Hazardous Substance or Hazardous Material or Hazardous Waste (as such terms may be defined m any Environmental Statute).

Section 30.02. (e) Tenant shall not use the Demised Premises as a “Major Facility”, as such term is defined in N.J.S.A. 58:10-23.1b(l).

Section 30.02 (f) Tenant shall not install nor permit to be installed in the Demised Premises friable asbestos or any substance containing asbestos and deemed hazardous by federal or state regulations respecting such material.

Section 30.03. Tenant represents that Tenant has not received a summons, citation, directive, letter or other communication, written or oral, from the New Jersey Department of Environmental Protection concerning any intentional or unintentional action or omission on Tenant’s part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of “Hazardous Substances”, as such term is defined in N.J.S A. 58:10-23.llb(k), into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

Section 30.04. (a) In the event that Tenant does not, following notice thereof to Tenant, expeditiously proceed with any compliance required by any State or Federal authority under the Environmental Statutes or any recommendations of Landlord’s environmental consultant or by any environmental consultant to any of Landlord’s lender(s) with which Tenant is obligated to comply by this Article 30, Landlord may elect to undertake such compliance in order to protect its interest in the Demised Premises. Any monies expended by Landlord in efforts to comply with any environmental statute (including but not limited to: the costs of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and attorney’s fees), together with interest at the maximum rate permitted by law, will be added to and payable with the next payment of annual minimum rental due from Tenant, or will be payable on demand of Landlord.

Section 30.04. (b) Within ten (10) days of written request, Tenant will provide Landlord with (i) all information as to the use or manner of use of the Demised Premises by Tenant, and (ii) if required by law on account of any act of Tenant or by reason of Tenant’s use or manner of use of the Demised Premises, an environmental audit of the Demised Premises which is designed to describe any materials on the Demised Premises which would require a filing and/or any disclosure under the Environmental Statutes in the event of any transfer or closure, or which would require remedial action under any other Environmental Statutes. If Landlord shall perform any environmental audit of the Demised Premises on account of any act of Landlord, then Tenant shall

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co-operate with Landlord in the making of such audit, which co-operation shall include, without limitation, permitting Landlord and its designees such access to the Demised Premises as may be requested of Tenant in connection with the making of such audit and providing Landlord and its designees with such books, records and information as may be requested of Tenant in connection with the making of such audit. Tenant shall provide and execute such certificates and other documents providing information as to Tenant’s use and/or manner of use of the Demised Premises as may be required by law, including, without limitation, any so required in connection with the transfer or financing of Landlord’s interest in the Demised Premises. Tenant shall make all filings required by law, including without limitation ISRA, in connection with any sublease of the Demised Premises, or any portion thereof, in connection with any assignment of Tenant’s interest under this Lease, in connection with Tenant’s closing for business or in connection with the expiration or sooner termination of this Lease and the surrender of possession of the Demised Premises to Landlord.

Section 30.04. (c) In the event that Tenant receives notice from the Department of Environmental Protection or any other governmental authority or bureau having or asserting jurisdiction thereover under SCCA of a discharge on or about the Demised Premises, or any other notice of violation of the Environmental Statutes or any alleged or claimed violation thereof Tenant will immediately send a copy of such notice to Landlord and Tenant will promptly proceed to remedy the condition described in the notice. Tenant shall take all action necessary to ensure that the SCCA administrator does not spend Spill Fund monies to clean up the site. In the event that the SCCA administrator should spend money cleaning up property owned by Landlord due to Tenant’s use or occupancy or manner of use or occupancy of the Demised Premises or the act or failure to act of Tenant, and/or a hen is imposed on the Demised Premises or any portion of the parcel of which it forms a part or any property of Landlord, Landlord may take such actions as it deems necessary to remove such lien, including satisfaction thereof, or may require it to be bonded by Tenant, and Tenant agrees to defend, indemnify and hold Landlord free and harmless from and against all loss, costs, damage and expense (including attorney’s fees and costs) Landlord may sustain by reason of the assertion against Landlord by any party of any claim in connection therewith. Landlord may demand such security, in amounts and types which it deems appropriate in its sole discretion, for the purpose of protecting its property from any such lien or to guarantee cleanup.

Section 30.05. As between Landlord and Tenant, Landlord shall be responsible for any Hazardous Material in the Demised Premises, Building or Center except to the extent present thereon by reason of an act or omission of Tenant, any person or entity claiming by through or under Tenant, or any of Tenant’s or such person’s or entity’s contractors, employees, agents, servants and/or invitees. Landlord hereby represents and warrants to Tenant that, as of the date of this Lease, to Landlord’s actual knowledge, the Demised Premises contain no Hazardous Material and are currently in compliance with all Environmental Statutes to the extent applicable thereto. In the event that at any point in time the Demised Premises are determined to contain any Hazardous Material (other than any present by reason of an act or omission of Tenant, any person or entity claiming by through or under Tenant, or any of Tenant’s or such person’s or entity’s contractors, employees, agents, servants and/or invitees) and the removal, encapsulation or abatement of the same shall be required by law, then Landlord shall remove, encapsulate or abate, or cause the removal, encapsulation or abatement, of such Hazardous Material to the extent required by law, at no cost to Tenant. If Landlord does not perform, or cause the performance of, such removal, encapsulation or abatement, whichever shall be legally required, within the time period provided by law, then Tenant shall have the right, upon ten (10) days notice to Landlord to perform such removal, encapsulation or abatement to the extent legally required and the reasonable out-of-pocket cost incurred by Tenant in connection with such removal, encapsulation or abatement shall be re-imbursed by Landlord to Tenant within thirty (30) days after receipt by Landlord from Tenant of an invoice, accompanied by supporting documentation, evidencing such costs. If the law shall permit any of removal, encapsulation or abatement of the Hazardous Material in question, the party performing the same pursuant to this Section 30.05 shall have the choice of removing, encapsulating or abating such Hazardous Material. Any removal, encapsulation or abatement performed pursuant to this Section 30.05 shall be performed in a manner which complies with all applicable laws.

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Section 30.06. Landlord’s and Tenant’s obligations under this Article 30 shall survive the expiration of the Term.

ARTICLE 31. METHOD OF CALCULATION

Section 31.01. (a) The parties hereto acknowledge that the proportionate share payable by Tenant pursuant to Section 7.03 and Section 14.01 shall be determined by the type of use to which the Demised Premises is to be put - i.e., processing or non-office space or office space, thereby creating a weighted fraction representing Tenant’s proportionate share. The numerator of such fraction shall be the sum of (a) the gross leasable area of processing or non-office space within the Demised Premises; plus, (b) two (2) times the gross leasable area of office space within the Demised Premises. The denominator of such fraction shall be the sum of all the numerators, including the numerator of Tenant, as calculated in the foregoing manner for each and every space or division thereof within the Building or buildings upon Lot No. 47.07, which, as of the date hereof, is 137,433 square feet as to all buildings, including the Building, upon Lot No. 47.07 and 54,235 square feet as to the Building. Notwithstanding the foregoing provisions of this Article, in the event the obligations of Tenant under either Section 7.03 and/or Article 14 of this Lease are specifically identifiable separate charges relating to Tenant, the Building and/or the Demised Premises, then, and in such event the obligations of Tenant (including Tenant’s proportionate share thereof) under this Lease may, at Landlord’s option, be measured and payable in accordance with such separate and specifically identifiable charge. For purposes of this Lease, as of the date hereof 14,213 square feet is deemed to be leased as office space and 6,891 square feet is deemed to be leased as non-office or processing space, so that, as of the date hereof, Tenant’s proportionate share for purposes of Section 7.03 is 65.1185% (as the charges for which Tenant is to pay its proportionate share under Section 7.03 relate solely to the Building) and Tenant’s proportionate share for purposes of Section 14.01 is 25.6976%. In the event Tenant shall hereafter make any alterations to the Demised Premises or any other tenant of premises within Lot No. 47.07 shall make any alterations to their respective premises which result in an increase or decrease in the amount of office space of the Demised Premises or such other premises, Landlord and Tenant hereby covenant and agree to execute a modification of lease agreement modifying this Article 31 to evidence the resulting increase or decrease in office space and/or modification in such denominator(s). The foregoing is not to be construed in any manner so as to relieve Tenant of its obligations pursuant to Section 6.01 hereof.

Section 31.01. (b) Landlord shall have the right at any time during the Term or any extension term hereof, and Tenant hereby consents thereto, to subdivide Lot No. 47.07 into such additional lot or lots as Landlord may in its sole discretion elect and/or to expand Lot No. 47.07 as Landlord may in its sole discretion elect, provided that the whole of the Building shall remain entirely within one such subdivision. Notwithstanding anything contained in this Lease to the contrary, in the event of any such subdivision or expansion of Lot No. 47.07 by Landlord then, at Landlord’s option, (i) references in this Lease to Lot No. 47.07 may be deemed to be to the original (pre-subdivision or pre-expansion) Lot No. 47.07 or any portion(s) thereof of which the Demised Premises forms a part, and (ii) in calculating Tenant’s proportionate share(s), Landlord may use as the denominator of the fractions) representing Tenant’s proportionate share(s) the building(s) or portions thereof within said original Lot No. 47.07 or any portion(s) thereof of which the Demised Premises forms a part. In the event of such subdivision or expansion, Tenant agrees to execute an agreement in recordable form setting forth the description of Lot No. 47.07 as so subdivided or expanded and as renamed and/or renumbered.

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THERE IS NO ARTICLE 32 TO THIS LEASE.

THERE IS NO ARTICLE 33 TO THIS LEASE.

ARTICLE 34. RELATIONSHIP OF PARTIES

Section 34.01. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as constituting the Landlord a partner of Tenant in the conduct of Tenant’s business, or as creating the relationship of principal and agent or joint venturers between the parties hereto, it being the intention of the parties hereto that the relationship between them is and shall at all times be and remain that of Landlord and Tenant only.

ARTICLE 35. CAPTIONS

Section 35.01. The Article captions contained herein are for convenience only and do not define, limit, or construe the contents of such Articles and are in no way to be construed as a part of this Lease.

ARTICLE 36. DEFINITIONS

Section 36.01. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

Section 36.02. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 37. ENTIRE AGREEMENT

Section 37.01. This instrument of Lease contains the entire and only agreement between the parties concerning the Demised Premises. No prior oral or written statements or representation, if any, of any party hereto or any representative of a party hereto, not contained in this instrument, shall have any force or effect. This Lease shall not be modified in any way, except by a writing executed by Landlord and Tenant. No oral agreement or representations shall be deemed to constitute a lease other than this agreement. This agreement shall not be binding until it shall have been executed and delivered by Landlord and Tenant. The submission of this Lease to Tenant prior to its execution by Landlord shall not be an offer to lease.

ARTICLE 38. SUCCESSORS IN INTEREST

Section 38.01. All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns, as the case may be. In the event Landlord or any successor-lessor (owner) of the Demised Premises shall convey or otherwise dispose of the Demised Premises and/or the Center and/or the Tax Lot of which the Demised Premises forms a part, all liabilities and obligations of Landlord or such successor-lessor (owner), as Landlord under this Lease shall terminate upon such conveyance or disposal except as to any accruing prior to such conveyance or disposal which are not assumed by the transferee.

Section 38.02. If Landlord, or any successor in interest to Landlord, shall be an individual, joint venture, tenancy-in-common, trustee, trust, estate, executor, conservator, personal representative, limited liability company, limited liability partnership, partnership, general or limited,

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firm, company or corporation, there shall be no personal liability on the part of such individual, trustee, executor, conservator or personal representative or on the part of any members, managers, partners, directors, officers and/or shareholders of such joint venture, tenancy-in-common, trustee, trust, estate, executor, conservator, personal representative, limited liability company, limited liability partnership, partnership, general or limited, firm, company or corporation or on the part of such joint venture, tenancy-in-common, trustee, trust, estate, executor, personal representative, limited liability company, limited liability partnership, partnership, general or limited, firm, company, or corporation as to any of the provisions, covenants or conditions of this Lease. Tenant hereby acknowledges that it shall look solely to the real property interest of Landlord in Lot No. 47.07 (or, in the event of a subdivision of said Lot, such subdivided portion thereof which includes the Demised Premises) for the satisfaction or assertion of any claims, rights and remedies of Tenant against Landlord, in the event of breach by Landlord of any of the terms, provisions, covenants or conditions of this Lease.

ARTICLE 39. SECURITY

Section 39.01. Tenant has deposited with Landlord the sum of ONE HUNDRED THOUSAND and 00/100 ($100,000.00) DOLLARS as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease in cash and/or in the form of a Letter of Credit (the “security deposit”) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, which Letter of Credit, if any, shall comply with the following provisions. Said Letter of Credit shall be issued by a “money center” bank, shall name National Realty & Development Corp. as sole beneficiary, shall be presentable for payment at the counters of a branch of the issuing bank in the Metropolitan New York area or by mail at a specific branch of the issuing bank in the continental United States and shall be delivered to Landlord on or prior to the date hereof. The Letter of Credit shall expire on the Expiration Date (as the same may be extended in accordance with Article 40 below). The form of such Letter of Credit and the issuing bank shall be subject to the approval of Landlord and its counsel. The Letter of Credit shall provide that upon any default by Tenant the beneficiary shall be entitled to draw upon the Letter of Credit to the extent of the full amount thereof immediately upon delivery to the issuing bank of a sight draft. If for any reason such Letter of Credit shall expire without Landlord having drawn thereon for any reason, including, without limitation, the inadvertent failure to do so by Landlord, Tenant shall thereupon deliver to Landlord a replacement of such Letter of Credit or a cash deposit to bring the security deposit required hereunder to the appropriate balance. Said Letter of Credit shall specifically provide that Landlord will receive not less than forty-five (45) days written notice of the election of the issuing bank to not renew the same. Whether or not Landlord shall receive notice of cancellation or non-renewal of the Letter of Credit, Tenant shall deliver to Landlord a replacement of such Letter of Credit prior to that date which is thirty (30) days prior to the cancellation date, expiration date or non-renewal date of the Letter of Credit. Tenant’s failure to deliver a replacement Letter of Credit as aforesaid shall be deemed a default under this Lease, and without further notice, Landlord shall be entitled to draw upon the expiring Letter of Credit in the entire amount thereof and retain the sums drawn as a cash security deposit (and apply the same in accordance with this Article 39). In the event Tenant defaults in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, the payment of annual minimum rental and additional rent, Landlord may, from time to time, draw upon the security deposit and use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any annual minimum rental and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, counsel fees and other collection charges, or of any damages or deficiency in the re-letting, repairing or altering of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all the provisions, covenants and conditions of this Lease, the Letter of Credit, if any, by its terms shall be deemed null and void and the security deposit shall be returned to Tenant, without interest, promptly after the expiration of the Lease, and after delivery of entire possession of the Demised Premises to Landlord.

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Upon the return of an undrawn upon and expired Letter of Credit by Landlord to Tenant, Landlord shall deliver to Tenant a letter authorizing the issuing bank to accept a surrender of the Letter of Credit. If, due to Tenant’s default hereunder, Landlord shall be entitled to apply or retain any portion of the sum available under the security deposit, Tenant shall within five (5) business days following demand, secure for the sole benefit of Landlord, a new or additional Letter of Credit or deliver to Landlord a cash security deposit in such amount as may be necessary to restore the security deposit to the amount set forth in the first sentence of this Article. Tenant shall not assign or encumber the security deposited hereunder and neither Landlord or its successors or assigns shall be bound by any such assignment or encumbrance. In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the security, or the remaining portion thereof, Landlord may return the security to the original tenant regardless of any number of assignments of the Lease itself. In the event of a sale of the Demised Premises or larger premises of which the Demised Premises form a part, Landlord shall have the right to transfer the cash security and the beneficiary rights under any Letter of Credit to the purchaser for the benefit of Tenant and Landlord, after giving notice to Tenant, shall be deemed released by Tenant from all liability for the return of such security and Tenant shall look solely to the new owner for the return thereof. Tenant shall, upon request, deliver confirmation of said transfer of beneficiary rights and a replacement Letter of Credit naming the transferee as beneficiary if necessary or if required. No holder of any mortgage upon the Demised Premises or the larger property of which the Demised Premises forms a part shall be responsible in connection with the security deposited hereunder unless such mortgagee shall have in fact received such security or been named beneficiary thereof and acknowledged such receipt or beneficiary status in writing to Tenant. In the event of a foreclosure of the Demised Premises or of the larger premises of which the Demised Premises form a part, Tenant shall, on demand of mortgagee, reissue the Letter of Credit in compliance with this Article 39 except naming the mortgagee, or such other party as may be designated by mortgagee, as the sole beneficiary.

ARTICLE 40. EXTENSION OPTION

Section 40.01. Tenant shall have the option, provided Tenant is not in default hereunder beyond applicable notice and cure periods, to extend the Term for ONE (1) successive additional term of FIVE (5) years, upon the same terms and conditions as provided herein, except that the annual minimum rental during said extension period shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord not less than nine (9) months prior to the last day of the initial term of its election to extend the Term hereof, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the Term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

Section 40.02. As of the first day of the extension term (“adjustment date”), the annual minimum rental shall be adjusted by multiplying the annual minimum rental payable hereunder during the last Lease Year of the prior Term, times a fraction having as its numerator the “Index” (hereinbelow defined) as of the adjustment date and as its denominator the Index in effect upon the Commencement Date; provided, however, the annual minimum rental payable subsequent to the adjustment date shall not be less than twenty-five (25%) percent greater than the annual minimum rental payable during the last preceding Lease Year of the prior Term.

Section 40.03. The “Index” shall be defined as the United States Department of Labor, Bureau of Labor Statistics, “Consumer Price Index-All Urban Consumers - (CPI-U) N.Y., N. Y. - Northeastern NJ. (1982-84=100)”. If publication of such Index shall be discontinued, the adjustments in the annual minimum rental provided for in this Lease shall thereafter be computed on the basis of such other official price index as shall be most nearly comparable thereto, and

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conversion tables, if any, issued upon the promulgation of such other official index, are to be used where applicable in making the computation hereunder.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

WITNESS:	47.07 ASSOCIATES L.P., a Delaware limited
partnership

	By:	47.07 Building Corp., general
partner
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		By:	/s/ Robert C. Baker
		Name:	Robert C. Baker
		Title:	President
(LANDLORD)

ATTEST:	KEY OPTICS, INC.,
a Delaware corporation

/s/ Lizzie Kayes	By:		/s/ ILLEGIBLE
Lizzie Kayes	Name:		ILLEGIBLE
	Title:	CEO
(TENANT)

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STATE OF NEW YORK	)

SS.:

COUNTY OF WESTCHESTER	)

BE IT REMEMBERED, that on the 31st day of May, 2001, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker, President of 47.07 Building Corp., general partner of 47.07 ASSOCIATES L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Steven V. Krauss
NOTARY PUBLIC

STEVEN V. KRAUSS
Notary Public, State of New York
No. 02 KR 5084841
Qualified in Westchester County
Commission Expires September 8, ILLEGIBLE

STATE OF [ILLEGIBLE]	)

SS.:

COUNTY OF [ILLEGIBLE]	)

BE IT REMEMBERED, that on the 26 day of May, 2001, before me, the subscriber, a notary public of the State of New Jersey, personally appeared Joseph [Illegible] of KEY OPTICS, INC., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.

/s/ James W. Johnston
NOTARY PUBLIC

JAMES W. JOHNSTON
NOTARY PUBLIC OF NEW JERSEY
My Commission Expires Jan 28, 2005

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EXHIBIT B

WORK LETTER TO BE ATTACHED TO
LEASE WITH KEY OPTICS, INC.
600 CORPORATE COURT
MIDDLESEX BUSINESS CENTER,
SOUTH PLAINFIELD, NEW JERSEY

Landlord agrees to perform the Landlord’s Work set forth in this Exhibit B. Any work not expressly specified herein and any work necessary to comply with codes attributable to Tenant’s use shall be furnished and installed at the sole cost and expense of Tenant. Any existing construction within the Demised Premises shall be accepted by Tenant in “as is” condition in accordance with the provisions of Section 5.01 of this Lease.

1.                          Repaint the office area within the Demised Premises two coats - Tenant’s choice of paint from Landlord’s standard selections.

2.                          Re-carpet that portion of such office area currently carpeted — Tenant’s choice of carpet from Landlord’s standard selections.

3.                          Replace any existing vet floor covering within the office area of the Demised Premises — Tenant’s choice of vet floor covering from Landlord’s standard selections.

4.                          Perform such work as may be necessary to cause the HVAC system within and serving the Demised Premises to be in good working as of the date possession of the Demised Premises is delivered to Tenant.

5.                          Replace any currently stained or damaged ceiling tiles now present within the Demised Premises.

6.                          Patch the walls within the Demised Premises where needed.

7.                          Create two (2) trimmed openings to connect the portions of the Demised Premises which were previously separately leased.

MISCELLANEOUS

A.                      Any “extras” furnished by Landlord shall be computed at Landlord’s cost, plus 10% overhead, plus 10% profit, plus 2% insurance costs. The cost thereof shall be payable simultaneously with the execution and delivery to Landlord by Tenant of written authorization for such extra work.

B.                        Credits to Tenant based upon deletions and reductions below Building Standard set forth above, shall be computed based upon Landlord’s unit cost set forth above, without factor of overhead and profit.

C.                        Landlord shall furnish Tenant with a statement(s) computing the net extras or credits due to Landlord or Tenant, as the case may be Any amount due to Landlord shall be due and payable upon receipt of such statement Any credit due Tenant shall give rise to reduction in the first installments of rent until such credit has been exhausted.

D.                       Tenant shall promptly furnish Landlord with design criteria and specifications necessary to enable Landlord to comply with its obligations above. All authorizations, deletions and

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1

implementations of the foregoing Work Letter shall be in writing and confirmed by authorized representatives of Landlord and Tenant.

E.                         If there shall be any conflict between the provisions of this Work Letter and the Final Approved Plans, the Final Approved Plans shall govern and control.

F.                         Landlord reserves the right to substitute for any materials and equipment specified herein, materials and equipment of substantially equal quality after notice to Tenant.

G.                        All selections or designations to be made by Tenant are to be made within five (5) business days following receipt by Tenant of a notification from Landlord to make such selections. If Tenant has not made such designations or selections within said period, Landlord shall be authorized to do so on behalf of Tenant.

H.                       Unless specifically stated in this Exhibit B or this Lease to the contrary, and notwithstanding anything contained on any plans or drawings, Tenant, and not Landlord, shall be responsible for furnishing and installing at its sole cost and expense any and all furniture, Tenant fixtures, appliances, shelving, cabinetry, phone systems, computer wiring and the like for the Demised Premises.

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2

MODIFICATION OF LEASE

THIS MODIFICATION OF LEASE, made as of the 18th day of April, 2006, by and between MBC 600 L.P., a Delaware limited partnership, having a mailing address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and INPLANE PHOTONICS, INC. formerly known as KEY OPTICS, INC., a Delaware corporation, having an office at 600 Corporate Court South Plainfield, NJ 07080 hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a lease dated as of May 26, 2001 (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the “Lease”) with respect to certain premises (the “Demised Premises”) located on Lot No. 47.07 of the MIDDLESEX BUSINESS CENTER in the Borough of South Plainfield, County of Middlesex, and State of New Jersey (hereafter referred to as “Center”);

WHEREAS, Tenant and Landlord have agreed to modify the terms of the Lease and extend the term of the Lease as hereafter provided;

NOW, THEREFORE, in consideration of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, each to the other in hand duly paid, the receipt and sufficiency whereof is hereby acknowledged, the parties do mutually agree as follows:

1.                                       The term of the Lease is hereby extended ONE (1) YEAR so that the term shall expire on July 31, 2007 (the “Expiration Date”), upon the same terms, covenants, conditions and provisions contained in the Lease, except as hereinafter provided. (The period commencing on August 1, 2006 and ending on the Expiration Date is herein referred to as the “Extension Term”.) Tenant acknowledges that except for the right granted pursuant to Section 3, below, there is no right to extend the term of the Lease beyond the Expiration Date and that all renewal or extension privileges set forth in the Lease, including, without limitation, those set forth in Article 40 of the Lease; are hereby waived.

2.                                  During the Extension Term the annual minimum rental payable in accordance with Article 3 of the Lease shall be: TWO HUNDRED ELEVEN THOUSAND EIGHT HUNDRED EIGHTY FOUR and 16/100 ($211,884.16) DOLLARS per annum — SEVENTEEN THOUSAND SIX HUNDRED FIFTY SEVEN and 01/100 ($17,657.01) DOLLARS per month.

Modifying the language of the last sentence of Section 3.01 of the Lease, Tenant shall wire the annual minimum rent, together with the monthly escrowed additional rent, to Landlord pursuant to the Wiring Instructions attached hereto on Exhibit A. Said wire shall be made on (or prior to) the first (1st) day of each and every month as required in the Lease.

3.                                       Tenant shall have the option (provided that Tenant has not (i) been in default hereunder at any time during the Extension Term, nor (ii) filed for bankruptcy or become subject to an involuntary bankruptcy action), to extend the Term for ONE (1) successive additional term of ONE (1) year, upon the same terms and conditions as provided herein, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord prior to January 31, 2007 of its election to extend the Term hereof, or such option shall be deemed waived If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the Term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

4.                                       Except as expressly modified herein, all of the provisions, covenants, conditions and agreements set forth in the Lease shall continue in full force and effect.

[the remainder of the page is intentionally left blank]

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

WITNESS:	MBC 600 L.P.
a Delaware limited partnership

By: MBC 600 Building Corp., general partner

/s/ [ILLEGIBLE]		By:	/s/ Robert C. Baker
		Name:	Robert C. Baker
		Title:	C.E.O
(LANDLORD)

ATTEST:	INPLANE PHOTONICS, INC.,
a Delaware corporation

/s/ [ILLEGIBLE]	By:	/s/ Michael Cyrus
	Name:	Michael Cyrus
	Title:	CEO
(TENANT)
STATE OF NEW YORK )
SS.:
COUNTY OF WESTCHESTER )

BE IT REMEMBERED, that on the 18th day of April, 2006, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker, C.E.O. of MBC 600 Building Corp., general partner of MBC 600 L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, (he thereupon acknowledged that he signed delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Wayne E. Heller
NOTARY PUBLIC

WAYNE E. HELLER
Notary Public, State Of NewYork
No. 02HE6062858
Qualified in Westchaster County
Commission Expires August 20, 2009

STATE OF NEW JERSEY

SS.:

COUNTY OF UNION     )

BE IT REMEMBERED, that on the 8th day of April, 2006, before me, the subscriber, a notary public of the State of New Jersy, personally appeared Michael cyrus, of INPLANE PHOTONICS, INC., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.

/s/ [ILLEGIBLE]
NOTARY PUBLIC

MARCY AVILES
NOTARY PUBLIC OF NEW JERSEY
Commission Expires [ILLEGIBLE]

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SECOND MODIFICATION OF LEASE

THIS SECOND MODIFICATION OF LEASE (this “Amendment”) is made as of February, 8th, 2008, by and between MBC 600 L.P., a Delaware limited partnership (“Landlord”), and INPLANE PHOTONICS, INC., a Delaware corporation (“Tenant”), formerly known as Key Optics, Inc., a Delaware corporation, with reference to the following facts and objectives:

RECITALS

A.                                   Landlord and Tenant entered into that certain Lease dated as of May 26, 2001, as amended by that certain Modification of Lease dated as of April 18, 2006 (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the “Lease”) with respect to certain premises (the “Demised Premises”) located on Lot No. 47.07 of the MIDDLESEX BUSINESS CENTER in the Borough of South Plainfield, County of Middlesex, and State of New Jersey.

B.                                     Landlord and Tenant have agreed to modify the terms of the Lease and provided for additional extension options as hereinafter provided.

AGREEMENT

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Lease Extension. Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby agree to extend the term of the Lease through July 31, 2009 upon the same terms and conditions as contained in the Lease.

2.                                       Option to Extend. Provided (i) Tenant is not then in default of the Lease beyond applicable notice and cure periods, and (ii) Tenant has not filed for bankruptcy or become subject to an involuntary bankruptcy action, Tenant may exercise an option for an additional term of one (1) year (from August 1, 2009 through July 31, 2010), commencing when the then-existing term expires, upon the terms and conditions set forth in this Paragraph by giving Landlord written notice of its intention not less than nine (9) months prior to the expiration of the then-existing term of the Lease (prior to November 1, 2008). All of the terms and conditions contained in the Lease as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term with the exception that the minimum rent due during the option term shall be TWO HUNDRED THIRTY TWO THOUSAND NINE HUNDRED EIGHTY EIGHT AND 16/100 ($232,988.16) DOLLARS per annum-NINETEEN THOUSAND FOUR HUNDRED FIFTEEN AND 68/100 ($19,415.68) DOLLARS per month.

3.                                  Miscellaneous. This Amendment constitutes the entire agreement between Landlord and Tenant regarding the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Amendment shall be binding unless in writing and duly executed by both Landlord and Tenant. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Amendment, by their duly authorized signatories, as of the day and year first above written.

LANDLORD:

MBC 600 L.P.,
a Delaware limited partnership

By:	MBC 600 Building Corp., its
general partner

	By:	/s/ Robert C. Baker
Name: Robert C. Baker
Title: Chief Executive Officer

TENANT:

INPLANE PHOTONICS, INC.,
a Delaware corporation

By:	/s/ Ed J. Coringrato
	Name:	Ed J. Coringrato
	Title:	President

STATE OF NEW YORK	)
SS.:
COUNTY OF WESTCHESTER	)

BE IT REMEMBERED, that on the 26 day of February, 2008, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker Chief Executive Officer of MBC 600 Building Corp., general partner of MBC 600 L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Wayne E. Heller
NOTARY PUBLIC

STATE OF Pa	)
SS.:
COUNTY OF [ILLEGIBLE]	)

BE IT REMEMBERED, that on the 8 day of Feb, 2008, before me, the subscriber, a notary public of the State of pa, personally appeared Ed. J. Coringrato, President of Inplane Photonics, Inc. who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such                              aforesaid, and that the within instrument is the voluntary act and deed of                          , made by virtue of the authority of                         .

/s/ Robert N. Skinner
NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
ROBERT N. SKINNER. Notary Public
Upper Mactingi, 7:hiqh County
My Commissior.Lapire; Nov. 12, 2009

Agreement

THIS AGREEMENT (this “Amendment”) is made as of November, 1, 2008, by and between MBC 600 L.P., a Delaware limited partnership (“Landlord”), and INPLANE PHOTONICS, INC., a Delaware corporation (“Tenant”), formerly known as Key Optics, Inc., a Delaware corporation, with reference to the following facts and objectives:

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 26, 2001, as amended by that certain Modification of Lease dated as of April 18, 2006, AND Second Modification of Lease dated February 8, 2008 (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the “Lease”) with respect to certain premises (the “Demised Premises”) located on Lot No. 47.07 of the MIDDLESEX BUSINESS CENTER in the Borough of South Plainfield, County of Middlesex, and State of New Jersey:

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Lease Extension. Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby agree that the term has been extended by Tenant’s exercise of its option pursuant to the terms of Paragraph 2 of the Second Modification of Lease, and shall expire on July 31, 2010 (the “Expiration Date”) upon the terms and conditions set forth in the Lease. Tenant acknowledges that there is no right to extend the Lease beyond the Expiration Date and that all renewal or extension privileges set forth in the Lease have been exhausted and/or waived.

2.          Extension Term. The annual minimum rent during the Extension Term (from August 1, 2009 through July 31, 2010) shall be TWO HUNDRED THIRTY TWO THOUSAND NINE HUNDRED EIGHTY EIGHT AND 16/100 ($232,988.16) DOLLARS per annum- NINETEEN THOUSAND FOUR HUNDRED FIFTEEN AND 68/100 ($19,415.68) DOLLARS per month.

3.          Miscellaneous. This Agreement constitutes the entire agreement between Landlord and Tenant regarding the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Agreement shall be binding unless in writing and duly executed by both Landlord and Tenant. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Agreement, by their duly authorized signatories, as of the day and year first above written.

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LANDLORD:

MBC 600 L.P.,

a Delaware limited partnership

By:	MBC 600 Building Corp, its general partner

	By:	/s/ Robert C. Baker
Name: Robert C. Baker
Title: Chief Executive Officer

TENANT:

INPLANE PHOTONICS, INC., a Delaware corporation

By:	/s/ Ettore J. Coringrato
Name: Ettore J. Coringrato
Title: President

STATE OF NEW YORK	)
SS.:
COUNTY OF WESTCHESTER	)

BE IT REMEMBERED, that on the 1st day of December, 2008, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker Chief Executive Officer of MBC 600 Building Corp., general partner of MBC 600 L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Wayne E. Heller
NOTARY PUBLIC
WAYNE E. HELLER Notary Public, State Of NewYork No. 02HE6062858 Qualified In Westchaster Country Commission Expires August 20, 2009

STATE OF Pa	)
SS.:
COUNTY OF [ILLEGIBLE]	)

BE IT REMEMBERED, that on the 24 day of November, 2008, before me, the subscriber, a notary public of the State of Pennsylvania, personally appeared Ettore J. Coringrato, of Inplane Photonics, Inc. who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such President aforesaid, and that the within instrument is the voluntary act and deed of JuPlane Photonics, made by virtue of the authority of the Corp.

/s/ Robert N. Skinner
NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
ROBERT N. SKINNER, NOTARY PUBLIC
Upper Macungle Two., Lehigh County
My Commission Expires Nov. 12, 2009

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FEDERAL EXPRESS

December 10, 2009

Mr. Ed Coringrato
Inplane Photonics
9999 Hamilton Blvd.
Breingsville, Pennsylvania 18031

RE:                        Fourth Modification of Lease between MBC 600 L.P. (“Landlord”)
and Inplane Photonics, Inc. (“Tenant”) for premises located
in South Plainfield, New Jersey (MBC 600)

Dear Mr. Coringrato:

I am enclosing herewith one (1) fully executed original of the Fourth Modification of Lease for your files.

Please note that I have made a correction to paragraph 4 by adding the word “provide” in the last sentence.

Please call me at my direct dial (914) 272-8013 if you have any questions.

Sincerely,

NATIONAL REALTY & DEVELOPMENT CORP.

/s/ Wayne E. Heller
Wayne E. Heller
Associate Counsel

Enc.

cc: Brian Sekel

3 Manhattanville Road

Purchase, New York 10577-2117

Tel: 914.694.4444

Fax: 914.694.5448

FOURTH MODIFICATION OF LEASE

THIS FOURTH MODIFICATION OF LEASE (this “Amendment”) is made as of December, 10, 2009, by and between MBC 600 L.P., a Delaware limited partnership (“Landlord”), and INPLANE PHOTONICS, INC., a Delaware corporation (“Tenant”), formerly known as Key Optics, Inc., a Delaware corporation, with reference to the following facts and objectives:

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 26, 2001, as amended by that certain Modification of Lease dated as of April 18, 2006, Second Modification of Lease dated February 8, 2008, and Agreement dated November 1, 2008 (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the “Lease”) with respect to certain premises (the “Demised Premises”) located on Lot No. 47.07 of the MIDDLESEX BUSINESS CENTER, in part of the building commonly known as 600 Corporate Court, in the Borough of South Plainfield, County of Middlesex, and State of New Jersey.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Lease Extension.  Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby agree that the term has been extended and shall expire on July 31, 2011 upon the terms and conditions set forth in the Lease. Tenant acknowledges that there is no right to extend the Lease beyond the Expiration Date (except as set forth in §3, below) and that all renewal or extension privileges set forth in the Lease have been exhausted and/or waived.

2.             Extension Term.  The annual minimum rent during the Extension Term (from August 1, 2010 through July 31, 2011) shall be TWO HUNDRED THIRTY TWO THOUSAND NINE HUNDRED EIGHTY EIGHT AND 16/100 ($232,988.16) DOLLARS per annum- NINETEEN THOUSAND FOUR HUNDRED FIFTEEN AND 68/100 ($19,415.68) DOLLARS per month.

3.             Option.       Tenant shall have the option, provided Tenant is not in default hereunder and has not been, at any time, in default hereunder and, further provided, that there shall not have occurred an event which, with the giving of notice and/or the passage of time, shall constitute a default by Tenant under this Lease, to extend the Term for ONE (1) successive additional term of ONE (1) year, upon the same terms and conditions as provided herein, except that the annual minimum rental during said extension period shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord prior to January 31, 2011, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the Term hereof shall be deemed to mean the Term as so

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extended, except where expressly otherwise provided. This Section 3 shall be null and void and of no further force and effect upon the occurrence of a default by Tenant under this Lease.

If Tenant shall duly elect to extend the Term as herein provided, the annual minimum rental payable by Tenant during said extension term shall be TWO HUNDRED FIFTY FOUR THOUSAND NINETY TWO and 20/100 ($254,092.20) DOLLARS per annum — TWENTY ONE THOUSAND ONE HUNDRED SEVENTY FOUR and 35/100 ($21,174.35) DOLLARS per month.

4.             Letter of Credit.    As a condition precedent to the effectiveness of this Agreement, no later than ten (10) days from the date of this Agreement, Tenant shall cause the existing Letter of Credit that it has provided to Landlord to be amended such that its expiration date shall be September 1, 2011 or later. In the alternative, Tenant may provide a new Letter of Credit, in the form that has been approved by Landlord, and in compliance with the terms of §39 of the Lease, issued by a bank acceptable to Landlord, having a expiration date of September 1, 2011. In the event that Tenant shall not provide a Letter of Credit to Landlord as set forth herein, this Agreement shall be rendered null and void and of no force and effect.

5.             Miscellaneous.  This Agreement constitutes the entire agreement between Landlord and Tenant regarding the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Agreement shall be binding unless in writing and duly executed by both Landlord and Tenant. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Agreement, by their duly authorized signatories, as of the day and year first above written.

LANDLORD:
MBC 600 L.P.,
a Delaware limited partnership

By:	MBC 600 Building Corp., its general partner

	By:	/s/ Robert C. Baker
Name: Robert C. Baker
Title: Chief Executive Officer

TENANT:
INPLANE PHOTONICS, INC., a Delaware corporation

L	/s/ [ILLEGIBLE]
		T	/s/ [ILLEGIBLE]

By:	/s/ Ed J. Coringrato
	Name:	Ed J. Coringrato
	Title:	CEO

STATE OF NEW YORK		)
SS.:
COUNTY OF WESTCHESTER		)

BE IT REMEMBERED, that on the 10 day of December 2009, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker Chief Executive Officer of MBC 600 Building Corp., general partner of MBC 600 L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Wayne E. Heller
NOTARY PUBIC

WAYNE E. HELLER Notary Public, State Of NewYork No. 02HE6062858 Qualified In Westchaster Country Commission Expires August 20, 2013

STATE OF Pa	)
SS.:
COUNTY OF Lehigh	)

BE IT REMEMBERED, that on the 3 day of December, 2009, before me, the subscriber, a notary public of the State of Pa, personally appeared Ettore J. Coringrato,            of Inplane Photonics, Inc. who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such President aforesaid, and that the within instrument is the voluntary act and deed of [ILLEGIBLE], made by virtue of the authority of the Corp.

/s/ Robert N. Skinner
NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
ROBERT N. SKINNER, NOTARY PUBLIC
Upper Macungle Two., Lehigh County
My Commission Expires Nov. 12, 2013

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FIFTH MODIFICATION OF LEASE

THIS FIFTH MODIFICATION OF LEASE (this “Amendment”) is made as of February 10, 2011, by and between MBC 600 L.P., a Delaware limited partnership (“Landlord”), and INPLANE PHOTONICS, INC., a Delaware corporation (“Tenant”), formerly known as Key Optics, Inc., a Delaware corporation, having a principal place of business at 9999 Hamilton Boulevard, Breinigsville, Pennsylvania 18031.

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 26, 2001, as amended by that certain Modification of Lease dated as of April 18, 2006, Second Modification of Lease dated February 8, 2008, Agreement dated November 1, 2008, and Fourth Modification of Lease dated December 10, 2009 (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the “Lease”) with respect to certain premises (the “Demised Premises”) located an Lot No. 47.07 of the MIDDLESEX BUSINESS CENTER, in part of the building commonly known as 600 Corporate Court, in the Borough of South Plainfield, County of Middlesex, and State of New Jersey.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Lease Extension. Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby agree that the term is extended for three (3) years, and shall expire on July 31, 2014 (the “Expiration Date”) upon the terms and conditions set forth in the Lease, except as set forth in §2 below.

2.          Extension Term. The annual minimum rental during the Extension Term (from August 1, 2011 through July 31, 2014) shall be TWO HUNDRED THIRTY TWO THOUSAND NINE HUNDRED EIGHTY EIGHT AND 16/100 ($232,988.16) DOLLARS per annum- NINETEEN THOUSAND FOUR HUNDRED FIFTEEN AND 68/100 ($19,415.68) DOLLARS per month.

3.          Letter of Credit. As a condition precedent to the effectiveness of this Agreement, no later than thirty (30) days from the date of this Agreement, Tenant shall cause the existing Letter of Credit that it has provided to Landlord in compliance with §39 of the Lease to be amended such that (a) its expiration date shall be extended to September 15, 2014, and (b) its value reduced from $100,000.00 to $50,000.00. In the event that Tenant shall not provide Landlord with an amendment to the existing Letter of Credit to as set forth herein, or a new letter of credit satisfying the requirements of §39 of this Lease and this section, then this Agreement shall, at Landlord’s option, be rendered null and void and of no force and effect.

4.          Option. Tenant shall have the option, provided Tenant is not in default hereunder and has not been, at any time, in default hereunder and, further provided, that there shall not have occurred an event which, with the giving of notice and/or the passage of time, shall constitute a default by Tenant under this Lease, to extend the Term for ONE (1) successive additional term of TWO (2) years, upon the same terms and conditions as provided herein, except that the annual minimum rental during said extension period shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord prior to July 31, 2013, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the Term hereof shall be deemed to mean the Term as so extended, except where expressly otherwise provided. This Section 4 shall be null and void and of no further force and effect upon the occurrence of a default by Tenant under this Lease.

If Tenant shall duly elect to extend the Term as herein provided, the annual minimum rental payable by Tenant during said extension term shall be TWO HUNDRED FIF’T’Y FOUR THOUSAND NINETY TWO and 20/100 ($254,092.20) DOLLARS per annum — TWENTY ONE THOUSAND ONE HUNDRED SEVENTY FOUR and 35/100 (521,174.35) DOLLARS per month.

5.          Miscellaneous. This Agreement constitutes the entire agreement between Landlord and Tenant regarding the subject matter contained herein and supersedes any and all prior and/or

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contemporaneous oral or written negotiations, agreements or understandings. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Agreement shall be binding unless in writing and duly executed by both Landlord and Tenant. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

6.          Tenant covenants, warrants and represents that it has dealt with no broker respecting this Modification and that no conversations, correspondence or negotiations were had by it with any broker concerning the renting or leasing of the Demised Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations had by Tenant with any broker relating to this Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement, by their duly authorized signatories, as of the day and year first above written.

LANDLORD:
MSC 600 L.P.,
a Delaware limited partnership

By:	MBC 600 Building Corp., its general partner

By:	/s/ Robert C. Baker
Name:	Robert C. Baker
Title:	Chief Executive Officer

TENANT:
INPLANE PHOTONICS, INC., a Delaware corporation

By:	/s/ Ettore J. Coringrato
Name:	Ettore J. Coringrato
Title:	President and CEO

STATE OF		)
SS.:
COUNTY OF		)

BE IT REMEMBERED, that on the     day of                                 , 2011, before me, the subscriber, a notary public of the State of                              , personally appeared                                            , the                                       of Inplane Photonics, Inc. who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such                                    aforesaid, and that the within instrument is the voluntary act and deed of                                    , made by virtue of the authority of

NOTARY PUBLIC

STATE OF NEW YORK	)
SS.:
COUNTY OF WESTCHESTER	)

BE IT REMEMBERED, that on the 10th day of February 2011, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker Chief Executive Officer of MBC 600 Building Corp., general partner of MBC 60 L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ WAYNE E. HELLER
NOTARY PUBLIC

WAYNE E. HELLER
Notary Public, State Of New York
No. 02HE6062858
Qualified In Westchester County
Commission Expires August 20, 2013

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